UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐    Definitive Proxy Statement
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☐    Soliciting Material Pursuant To Rule 14a-11(c) or Rule 14a-12

ADVANCE NANOTECH, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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ADVANCE NANOTECH, INC.
600 LEXINGTON AVENUE - 29TH FLOOR
NEW YORK, NEW YORK 10022

______________________________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON THURSDAY, MAY 11, 2006

To Our Shareholders:

The Annual Meeting of Shareholders of Advance Nanotech, Inc. (the “Company”) will be held on Thursday, May 11, 2006, at 10:30 a.m., Eastern Daylight Time (“EDT”), at The Marriott New York East Side, in the Fountain Room - 16th Floor, 525 Lexington Avenue, New York, NY 10017, for the following purposes:

1.	To elect Directors to hold office until the 2007 Annual Meeting or until their successors are elected and qualified;

2.	To approve the reincorporation of the Company from the State of Colorado to the State of Delaware.

3.
To approve the amendment and restatement of the Company’s Articles of Incorporation, if Proposal No. 2 is not approved, increasing the Company’s authorized shares of capital stock from 100,000,000 to 125,000,000, with 25,000,000 shares of capital stock designated as “blank check” preferred stock.

4.	To ratify the selection of Mendoza Berger & Company, L.L.P. as independent auditors for the year ending December 31, 2006; and

5.	To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only shareholders of record at the close of business on April 11, 2006 are entitled to notice of and to vote at the Annual Meeting. A list of shareholders as of this date will be available during normal business hours for examination by any shareholder for any purpose germane to the Annual Meeting for a period of ten days prior to meeting at the offices of the Company.

All shareholders are urged to attend the Annual Meeting in person or by proxy. However, to ensure your representation at the meeting, you are urged to mark, sign, and date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Annual Meeting may vote in person even if such shareholder has previously returned a proxy. The proxy is revocable and will not affect your right to vote in person in the event you attend the Annual Meeting.

By Order of the Board of Directors

Thomas P. Finn
Secretary

New York, New York

April ___, 2006

TABLE OF CONTENTS

Page
Information Concerning Solicitation and Voting
Proposal No. 1 - Election of Directors
Proposal No. 2- Reincorporation Proposal
Proposal No. 3 - Change in Capitalization; Adoption of "Blank Check" Preferred Stock
Proposal No. 4 - Ratification of Appointment of Independent Auditors
Directors and Executive Officers
Voting Securities of Principal Shareholders and Management
Executive Officer Compensation
Fees Paid to Independent Auditors
Report of the Audit Committee
Certain Relationships and Related Transactions
Investor Information

Annexes

Annex A - Agreement and Plan of Merger
Annex B - Form of Certificate of Incorporation of Newly-Formed Delaware Company
Annex C - Form of Bylaws of Newly-Formed Delaware Company
Annex D -Colorado Business Corporation Act--Article 113 -- Dissenters’ Rights
Annex E - Form of Amended and Restated Articles of Incorporation of the Company if the Reincorporation is not approved
Annex F - Audit Committee Charter

ADVANCE NANOTECH, INC.
600 LEXINGTON AVENUE - 29TH FLOOR
NEW YORK, NEW YORK 10022

______________________________________________

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON THURSDAY, MAY 11, 2006

_______________________________________

GENERAL INFORMATION CONCERNING SOLICITATION AND VOTING

This Proxy Statement contains information related to the solicitation of proxies by and on behalf of the Board of Directors (the “Board”) of Advance Nanotech, Inc. (the “Company”) for use in connection with the Annual Meeting of Shareholders to be held on Thursday, May 11, 2006, beginning at 10:30 a.m., EDT, at The Marriott New York East Side, in the Fountain Room - 16th Floor, 525 Lexington Avenue, New York, NY 10017, and at any and all adjournments or postponements thereof. This Proxy Statement and the accompanying proxy are being mailed to shareholders on or about April __, 2006.

INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date

Only holders of record of voting stock at the close of business on April 11, 2006 (the "Record Date"), are entitled to notice of the Annual Meeting and to vote at the Annual Meeting. On that date, the Company had outstanding 33,562,920 shares of voting common stock.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

Voting and Solicitation

Each share of common stock is entitled to one vote on all matters presented at the Annual Meeting. Shareholders do not have the right to cumulate their votes in the election of directors.

Shares of common stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. In the absence of specific instructions to the contrary, votes submitted by mail, telephone or Internet will be voted by the individuals named on the proxy card (or the individual properly authorized): (i) FOR the election of each of the Company's nominees for director, (ii) FOR the reincorporation of the Company from Colorado to Delaware, (iii) FOR the amendment and restatement of the Company’s Articles of Incorporation, if Proposal No. 2 is not approved, increasing the Company’s authorized shares of capital stock from 100,000,000 to 125,000,000, with 25,000,000 shares of capital stock designated as “blank check” preferred stock, and (iv) FOR the ratification of the selection of Mendoza Berger & Company, L.L.P. as independent auditors of the Company for the year ending December 31, 2006. No business other than that set forth in the accompanying Notice of Annual Meeting of Shareholders is expected to come before the Annual Meeting. Should any other matter requiring a vote of shareholders properly arise, the persons named in the enclosed form of proxy will vote such proxy in accordance with the recommendation of the Board.

If you will not be able to attend the Annual Meeting to vote in person, you may vote your shares by completing and returning the accompanying proxy card. To vote by mail, please mark, sign and date the accompanying proxy card and return it promptly in the enclosed postage paid envelope.

Proxies may be solicited by certain of the directors, officers and employees of the Company, without additional compensation, personally or by telephone, letter or facsimile. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners.

i

Voting by Telephone or Internet

The Company is offering shareholders the opportunity to vote by telephone or electronically via the Internet. Instructions for shareholders interested in using either of these methods to vote are set forth on the enclosed proxy and/or voting instruction card.

If you vote by telephone or via the Internet, please have your proxy and/or voting instruction card available. The control number appearing on your card is necessary to process your vote. A telephone or Internet vote authorizes the named proxies in the same manner as if you marked, signed and returned the card by mail. In the opinion of counsel, voting by telephone or via the Internet are valid proxy voting methods under Colorado law and the Company’s bylaws.

Other Matters

In the event that any matter not described herein is properly presented for a shareholder vote at the meeting, or any adjournment thereof, the persons named in the form of proxy will vote in accordance with their best judgment. At the time this proxy statement went to press, the Company knew of no other matters that might be presented for shareholder action at the meeting.

Quorum; Abstentions; Broker Non-Votes

The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of common stock issued and outstanding on the Record Date. Shares that are voted "FOR" or "AGAINST" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting with respect to such matter.
The Company believes that abstentions should be counted for purposes of determining both the presence and absence of a quorum for the transaction of business and the total number of votes cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against a proposal (other than the election of directors).

Broker non-votes with respect to Proposals 2 and 3 shall be treated the same as abstentions, and therefore shall have the effect of a vote against such proposals. Broker non-votes as to all other proposals will not be counted for purposes of determining the presence or absence of a quorum, will not be counted as votes for or against such proposals, and will not be included in calculating the number of votes necessary for approval of such proposals.

Deadline for Receipt of Shareholder Proposals

Any shareholder who intends to present a proposal at the 2007 Annual Meeting of Shareholders must ensure that the proposal is received by the Corporate Secretary at Advance Nanotech, Inc., 600 Lexington Avenue, 29th Floor, New York, New York 10022, not later than October 31, 2006 in order to be considered for inclusion in our proxy materials for that meeting.
ii

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Each of the following nominees, other than Professor Robertson, currently serve on the Company’s Board and have agreed to serve as a director if elected. The Company believes that each of them will be available to serve if elected. The names and ages of the nominees and their principal occupations or employment during the past several years are set forth below.

Nominees for Election to One-Year Terms Expiring at the 2007 Annual Shareholder Meeting:

Name	Age	Background

JOSEPH L. PARKINSON	60
Mr. Parkinson began serving as a non-executive Chairman of the Board of the Company on April 5, 2006. Mr. Parkinson has served in past leadership positions at a number of technology companies, including as CEO of 8x8, Inc. from June 1995 until January 1998, and again from 2001 until 2002. Since February 2002, Mr. Parkinson has served in several leadership positions at 8x8, Inc., including Chairman of the Board and Vice Chairman of the Board. Mr. Parkinson ceased serving on the Board of Directors of 8x8 in January 2004, but was re-appointed to the Board in April 2006. Mr. Parkinson continues to be employed part-time by 8x8. Mr. Parkinson co-founded semiconductor manufacturer, Micron Technology. Mr. Parkinson became president of Micron in 1980 and then chairman and CEO in 1985; resigning as chairman and CEO in 1994. During his tenure at Micron, he also served as a board member of the Semiconductor Industry Association (including a year as Chairman) and was a co-founding board member of the private-governmental research consortium, Sematech. Mr. Parkinson currently serves as chairman of the private companies Yew Technology, Inc., Jarbridge, Inc. and First American Title Holding Company and on the Board of Tulane University in New Orleans, Louisiana. Mr. Parkinson has served on the boards of a number of charities or public institutions, including Idaho Health Facilities Authority, Red Cross of Idaho, Boise State University Foundation, Boise Philharmonic and Idaho Diabetes Association.

MAGNUS R. E. GITTINS	26
Mr. Gittins has been President and Chief Executive Officer of the Company since October 1, 2004 and Chief Executive Officer of Advance Nanotech Limited, a UK corporation, since its inception in 2003. Mr. Gittins was the President and CEO of the Company’s predecessor Delaware corporation from its inception in August 2004. Prior to the Company, Mr. Gittins was the Chief Technology Officer of a European focused, technology venture-capital fund from 1998 to 2000. From 2000 to 2002, Mr. Gittins was a partner with Sterling FCS. From 2002 to 2004, he studied at the University of Cambridge, U.K.

LEE J. COLE	45
Mr. Cole has served as a Director since October 4, 2005 and formerly served as Chairman of the Board of the Company from October 5, 2004 to April 5, 2006. Mr. Cole is the Chairman of Gardant Pharmaceuticals, Inc. and has served in that position since September 2004. Since 1998, Mr. Cole has been a principal with Tech Capital Group, a technology consulting and investment firm that has investments in private and public information and healthcare technology companies. Mr. Cole is also a Director of Enhance Biotech, Inc. (since June 2004), NeuroBioscience, Inc. (since November 2002), and Electronic Game Card, Inc. (since December 2002).

PETER RUGG	59
Mr. Rugg has served as a Director of the Company since October 18, 2005. Mr. Rugg, a Senior Partner of Tatum, LLC, has been employed as a partner of that firm for the last three years, and has been with Tatum, LLC for over five years. Mr. Rugg has more than 30 years of diversified business experience with special competence in capital structure and creative financing alternatives. At Tatum, Mr. Rugg managed public company financial reporting, investor relations, tax compliance and audit, budget and planning, and information technology systems including relational database, desktop, and multi-currency accounting.

ANTONIO GONCALVES	31
Mr. Goncalves has served as a Director of the Company since October 20, 2005. Mr. Goncalves, CBM, currently serves as Associate Director at Purdue Pharma, L.P., a position he has held since March 2001. Mr. Goncalves has also held corporate governance positions with DaimlerChrysler, People's Capital & Leasing, and People's Bank.

VIRGIL WENGER	75
Mr. Wenger has served as a Director of the Company since October 18, 2005. Mr. Wenger, a CPA and former partner in Ernst & Young, retired in 1990 after a 37-year career with Ernst & Young LLP and Arthur Young & Company. Since 1990, Mr. Wenger has continued his business activities as an independent consultant and financial advisor. Since 1992, Mr. Wenger has served as a Trustee of the Pittsburgh & West Virginia Railroad, an American Stock Exchange listed company. Since 1995, Mr. Wenger has served as a director of Private Trading Systems, Inc., an OTC Bulletin Board listed company. Since 2003, Mr. Wenger has served as a director of Enhanced Technology Financial Services, a private company. Mr. Wenger is the father-in-law of Company’s CFO and Secretary, Thomas P. Finn.

JOHN ROBERTSON	55
Dr. Robertson is scheduled to become a Director of the Company on April 17, 2006 by appointment of the Board. Dr. Robertson has been employed by the Engineering Department at the University of Cambridge since 1994. He has served as a Professor of Electrical Engineering at the University of Cambridge since 2002, and his wide range of research interests includes amorphous silicon, diamond-like carbon, and ferroelectric oxides.

Required Vote

Directors are elected by a “plurality” of the shares voted. This means that the nominee with the largest number of votes will be elected, up to the maximum number of directors to be chosen. Shareholders can either vote “FOR” the nominee or withhold authority to vote for the nominee. Neither shares that are withheld (“abstentions”) nor broker non-votes will have any effect on the outcome of the election for directors.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE FOREGOING DIRECTOR NOMINEES.

Corporate Governance Policies and Practices

The following is a summary of our corporate governance policies and practices:

•
A majority of the members of the Board are independent directors, as defined by NASDAQ. The Board has determined that all of the Company’s directors are independent, other than Lee Cole, Virgil Wenger, and Magnus Gittins. Independent directors do not receive consulting, legal or other fees from the Company other than Board and Committee compensation.

•
All of our employees, officers and directors are subject to our Code of Business Conduct and Ethics Policy, which is available on the Company’s website at www.advancenanotech.com. The ethics policy meets the code of ethics requirements of the SEC. If any material provisions of our Code of Business Conduct and Ethics Policy are waived for our Chief Executive Officer or senior financial officers, or if any substantive changes are made to our policy, as they relate to any director or executive officer, we will disclose that fact on our website within five (5) business days. In addition, any other material amendment of our Code of Business Conduct and Ethics Policy will be so disclosed.

•	The Board’s current policy is to separate the roles of Chairman of the Board and Chief Executive Officer.

•	The Audit Committee and Governance Committee each consist entirely of independent directors.

•	The Compensation Committee consists of two, non-employee directors who do not meet the definition of “independent” under the rules of the American Stock Exchange.

•	The Board reviews at least annually the Company’s business initiatives, capital projects and budget matters.

•	The Audit Committee reviews and approves all related-party transactions.

•
As part of our Code of Business Conduct and Ethics Policy, we have made a “whistleblower” hotline available to all employees for anonymous reporting of financial or other concerns. The Audit Committee receives directly, without management participation, all hotline activity reports, including complaints on accounting, internal controls or auditing matters.

Shareholder Communications with Directors

Shareholders who want to communicate with the Board or with a particular director may send a letter to the Secretary of the Company at Advance Nanotech, Inc., 600 Lexington Avenue, 29th Floor, New York, New York 10022. The mailing envelope should contain a clear notation indicating that the enclosed letter is a "Board Communication" or "Director Communication." All such letters should state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary will circulate the communications (with the exception of commercial solicitations) to the appropriate director or directors. Communications marked "Confidential" will be forwarded unopened.

Board Meetings and Committees

Until October 2005, the Company had a limited Board comprised of employee directors. With the expansion of the Company’s Board in the Fall of 2005, the Board recruited a majority of independent directors and two independent directors were appointed as the sole members of the Audit Committee and the Governance Committee. The Board held a total of 17 meetings during 2005, and all directors attended 100% of the meetings held during the time he served as a director. The Board has three standing committees - an Audit Committee, a Compensation Committee, and a Governance Committee. Current committee members are listed below. New committee members will be appointed at the Board meeting immediately following the upcoming Annual Meeting of Shareholders. Each committee has a charter which is available on the Company’s website at www.advancenanotech.com. The Audit Committee Charter is attached as Annex F to this Proxy Statement.

•	Audit Committee: Messrs. Goncalves and Rugg

•	Compensation Committee: Messrs. Cole and Wenger

•	Governance Committee: Messrs. Goncalves and Rugg

Audit Committee. The functions of the Audit Committee are to recommend selection of independent public accountants to the Board, to review the scope and results of the year-end audit with management and the independent auditors, to review the Company's accounting principles and its system of internal accounting controls and to review the Company’s annual and quarterly reports before filing with the Securities and Exchange Commission. The Board has determined that all members of the Audit Committee are independent directors under the rules of the SEC. The Board has determined that Antonio Goncalves is a “financial expert” who is independent of management in accordance with applicable regulations. The Audit Committee met once during 2005, and both members of the Audit Committee attended that meeting.

Compensation Committee. The Compensation Committee reviews and approves salaries, bonuses and other benefits payable to the executive officers and administers the 2005 Equity Incentive Plan as amended. The Compensation Committee is specifically responsible for determining the compensation of the Chief Executive Officer. The Compensation Committee did not meet in 2005.

Governance Committee. The Governance Committee is responsible for proposing a slate of directors for election by the shareholders at each annual meeting and for proposing candidates to fill any vacancies. The Governance Committee did not meet in 2005.

The Governance Committee manages the process for evaluating current Board members at the time they are considered for re-nomination. After considering the appropriate skills and characteristics required on the Board, the current makeup of the Board, the results of the evaluations, and the wishes of the Board members to be re-nominated, the Governance Committee recommends to the Board whether those individuals should be re-nominated.

Beginning in 2006, the Governance Committee will seek to meet on at least an annual basis and will review with the Board whether it believes the Board would benefit from adding a new member(s), and if so, the appropriate skills and characteristics required for the new member(s). If the Board determines that a new member would be beneficial, the Governance Committee solicits and receives recommendations for candidates and manages the process for evaluating candidates. All potential candidates, regardless of their source, are reviewed under the same process. The Governance Committee (or its chairman) screens the available information about the potential candidates. Based on the results of the initial screening, interviews with viable candidates are scheduled with Governance Committee members, other members of the Board and senior members of management. Upon completion of these interviews and other due diligence, the Governance Committee may recommend to the Board the election or nomination of a candidate.

Candidates for independent Board members have typically been found through recommendations from directors or others associated with the Company. Shareholders may also recommend candidates by sending the candidate's name and resume to the Governance Committee under the provisions set forth above for communication with the Board. The deadline to submit recommendations for nominees for election to the Board at the Company’s 2007 Annual Meeting of Shareholders is October 31, 2006.

The Governance Committee has no predefined minimum criteria for selecting Board nominees, although it believes that all independent directors should share qualities such as, independence; experience at the corporate, rather than divisional level, in multi-national organizations larger than the Company; relevant, non-competitive experience; and strong communication and analytical skills. In any given search, the Governance Committee may also define particular characteristics for candidates to balance the overall skills and characteristics of the Board and the perceived needs of the Company. In the last year, for example, the Company has sought a nominee with significant financial expertise and a nominee with significant relevant operating experience. The Governance Committee believes that it is necessary for at least one independent Board member to possess each of these skills. However, during any search the Governance Committee reserves the right to modify its stated search criteria for exceptional candidates.

Non-Employee Director Compensation

The Company maintains a written compensation policy for its non-employee directors. The following summarizes the compensation policy for Board service:

	Annual Retainer (1)		Meeting Fees (2)
	Cash	Options (3)	Cash	Options
Chairman of the Board (4)	$0	4,826,836	$5,000	0

Other Non-Employee Directors	$20,000	20,000	$1,000	0

-----------------------------
(1)	The annual retainer is paid quarterly.
(2)	Meeting fees are paid per meeting attended.
(3)	Directors receive annual stock option grants on the date they become Directors. These options vest in two equal annual installments on each anniversary of the grant date.
(4)
To acknowledge his role as a founder of the Company, Mr. Cole received stock options to purchase 120,000 shares of Common Stock at an exercise price of $2.03 per share in lieu of receiving the standard stock option grant for directors.

(5)
The Chairman of the Board is a non-executive director and shall be entitled to receive $5,000 per day (in part or whole) for time he travels on behalf of the Company or otherwise devotes time to the Company at the Company’s request. In addition to the cash remuneration compensation provided, Mr. Parkinson was granted a stock option, with a ten (10) year lifetime, for a minimum of 4,826,836 shares of Common Stock of the Company, 10% of the Company’s fully-diluted Common Stock. These options vest in equal monthly installments of 100,559 at the end of each monthly period over the next four years. The price per share for options granted to the Chairman is $1.65 per share, the closing price of the common stock on April 4, 2006, the day immediately preceding the announcement of the Chairman’s association with the Company. The Chairman’s stock option grant includes anti-dilution protection with respect to the Company’s next equity financing, and, accordingly, the Chairman is entitled to receive additional stock options to purchase his proportional shares of common stock, calculated on a fully-diluted basis.

The Company does not provide additional compensation for service on any of its Board committees or for its Chairman.

No non-employee director receives compensation from the Company other than as a director on the Board. There is one family relationships between a director and an executive officer of the Company, which was disclosed on the day the director was elected: Virgil Wenger, a director of the Company, is the father-in-law of Thomas Finn, Chief Financial Officer.

PROPOSAL NO. 2

REINCORPORATION PROPOSAL

CORPORATE HISTORY

The corporation was originally formed as Colorado Gold and Silver, Inc., a Colorado corporation, on March 3, 1980, and subsequently changed its name to Dynamic I-T, Inc. and, then again, in January 2004, changed its name to Artwork and Beyond, Inc. ("Artwork").

Effective on October 1, 2004, Artwork entered into an agreement (the "Exchange Agreement") to acquire all of the issued and outstanding common stock of the Company’s predecessor, Advance Nantotech, Inc., a privately-held Delaware corporation (“Advance”). The acquisition transaction (the "Acquisition") closed simultaneously with the execution of the Exchange Agreement. Artwork and its affiliates were unrelated to Advance or its shareholders prior to the execution, delivery and performance of the Exchange Agreement.

Prior to the Acquisition, 17,344,568 shares of the Company's common stock were outstanding (no more than 20,000,000 on a fully diluted basis). Upon closing of the transaction, 70,000,000 shares of stock were issued to the former shareholders of Advance in exchange for shares of Artwork, together with rights to acquire a further 1,910,000,000 of shares of Artwork. As a result, the former Advance shareholders, in the aggregate, then owned shares with the right to vote approximately 80% of the votes for directors of Artwork, or 99% on a fully diluted basis. Artwork's two existing directors continued to be members of Artwork’s Board for one month following the Acquisition, and Messrs. Linden Boyne and Magnus Gittins joined Artwork’s Board. At the time of the Acquisition, Artwork’s officers resigned and were replaced by Mr. Gittins as Chief Executive Officer and President and Mr. Boyne as Chief Financial Officer, Secretary and Treasurer. Pursuant to a separate spin-off agreement, Artwork disposed of its operating subsidiary prior to the Acquisition to Artwork’s former President in exchange for his assumption of all of the related liabilities.

The change of control resulting from the Exchange Agreement was accounted for as a “reverse acquisition,” as though the Company’s predecessor, Advance, acquired the Company through a purchase of net assets. As a result, the financial statements of the Company are deemed to be those of its predecessor from its inception on August 17, 2004 and reflect the consolidated assets and operations of the two entities only from and after October 1, 2004.
The full text of the Exchange Agreement may be found at Exhibit 10.2 to Form 8-K as filed with the Securities and Exchange Commission on October 10, 2004.

OVERVIEW

Shareholders of the Company are asked to vote upon the reincorporation of the Company from the State of Colorado to the State of Delaware (the “Reincorporation Proposal”). The reincorporation will be effected pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), by and between the Company and the newly-formed Delaware corporation (hereinafter also called “Advance Nanotech Delaware”) that will be formed as a wholly-owned subsidiary of the Company. On March 23, 2006, the members of the Board of the Company unanimously approved the Merger Agreement. The Merger Agreement is attached as Annex A to this Proxy Statement.

Approval of the Merger and the Reincorporation Proposal, which will also constitute approval of the Certificate of Incorporation of Advance Nanotech Delaware (the “Delaware Certificate of Incorporation”) and the Bylaws of Advance Nanotech Delaware (the “Delaware Bylaws”), copies of which are attached to this Proxy Statement as Annexes B and C, respectively, will require the affirmative vote of a majority of outstanding shares as of the Record Date entitled to vote thereon.

The discussion below is qualified in its entirety by reference to the full text of the Merger Agreement, the Delaware Certificate of Incorporation and the Delaware Bylaws, and by the applicable provisions of Colorado corporate law and Delaware corporate law.

NO CHANGE IN NAME, BUSINESS, JOBS, MANAGEMENT, OR PHYSICAL LOCATION

The reincorporation merger will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below under the heading “Comparison of Shareholder Rights Before and After the Reincorporation.” The reincorporation merger will not, however, result in any change in name, headquarters, business, jobs, management, location of any of the Company’s offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of reincorporation merger costs estimated to total approximately $20,000). The Company’s management, including all directors and officers, will remain the same in connection with the reincorporation merger and will assume identical positions with Advance Nanotech Delaware. None of the Company’s subsidiaries will be changing their respective states or jurisdictions of incorporation in connection with the reincorporation merger. There will be no new employment agreements for executive officers or other direct or indirect interest of the current directors or executive officers of the Company in the reincorporation merger as a result of the reincorporation. The Company's current directors will become the directors of Advance Nanotech Delaware. All employee benefit, stock option and employee stock purchase plans of the Company will become Advance Nanotech Delaware plans, and each option or right issued by such plans will automatically be converted into an option or right to purchase the same number of common shares of Advance Nanotech Delaware, at the same price per share, upon the same terms and subject to the same conditions. Company Shareholders should note that approval of the reincorporation will also constitute approval of these plans continuing as Advance Nanotech Delaware plans. Other employee benefit arrangements of the Company will also be continued by Advance Nanotech Delaware upon the terms and subject to the conditions currently in effect. We believe that the Reincorporation Proposal will not affect any of the Company’s material contracts with any third parties and that the Company's rights and obligations under such material contractual arrangements will continue as rights and obligations of Advance Nanotech Delaware.

CONVERSION OF COLORADO COMPANY SHARES INTO DELAWARE COMPANY SHARES

Upon the effective time of the reincorporation merger, the shareholders’ shares of Company common stock (“Company Common Stock”), will be converted into an equivalent number of shares of common stock of Advance Nanotech Delaware (“Delaware Common Stock”). Just as the Company Common Stock, such shares will trade over the counter on the OTC Bulletin Board under the symbol “AVNA.OB.”

Each stock certificate representing issued and outstanding shares of Company Common Stock will also represent the same number of shares of Delaware Common Stock. THEREFORE, PLEASE DO NOT SEND IN ANY STOCK CERTIFICATES REPRESENTING SHARES OF THE COMPANY'S COMMON STOCK, AS IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING COMPANY STOCK CERTIFICATES FOR ADVANCE NANOTECH DELAWARE STOCK CERTIFICATES. SHAREHOLDERS MAY REQUEST THAT THEIR CERTIFICATES BE EXCHANGED IF THEY SO CHOOSE. DELIVERY OF EXISTING COMPANY COMMON STOCK CERTIFICATES WILL CONSTITUTE DELIVERY FOR TRANSACTIONS IN SHARES OF ADVANCE NANOTECH DELAWARE COMMON STOCK AFTER THE EFFECTIVE DATE OF THE MERGER.

AUTHORIZATION OF “BLANK CHECK” PREFERRED STOCK

The Company has 100,000,000 authorized shares of capital stock, all of which is Company Common Stock. Upon the effectiveness of the reincorporation merger, Advance Nanotech Delaware would have 125,000,000 shares of authorized capital stock, divided among 100,000,000 shares of Delaware Common Stock and 25,000,000 shares of preferred stock. While the Company has no authorized preferred stock of any type, the 25,000,000 authorized shares of preferred stock of Advance Nanotech Delaware would be blank check preferred stock. Under the terms of the blank check preferred stock, the Board of Advance Nanotech Delaware would be empowered, with no need for further shareholder approval, to issue preferred stock in one or more series, and with such dividend rates and rights, liquidation preferences, voting rights, conversion rights, rights and terms of redemption and other rights, preferences, and privileges as determined by the Board. The Board believes that the complexity of modern business financing and possible future transactions require greater flexibility in the Company’s capital structure than currently exists. Following the reincorporation merger, Advance Nanotech Delaware will be permitted to issue preferred stock from time to time for any proper corporate purpose including acquisitions of other businesses or properties and the raising of additional capital. Shares of the preferred stock could be issued publicly or privately, in one or more series, and each series of blank check preferred stock could rank senior to the Company Common Stock (or Delaware Common Stock) with respect to dividends and liquidation rights. See Proposal No. 3, below, for a fuller description of blank check preferred stock.

Notwithstanding the foregoing, no additional shares of Delaware Common Stock other than those shares issued in exchange for shares of Company Common Stock will be issued by Advance Nanotech Delaware in connection with the reincorporation, and no shares of Advance Nanotech Delaware preferred stock will be issued by Advance Nanotech Delaware in connection with the reincorporation. There are no present plans, understandings or agreements for, and the Company is not engaged in any negotiations that will involve, the issuance of blank check preferred stock.

The Reincorporation Proposal has been unanimously approved by the members of the Board, who unanimously voted "FOR" the Reincorporation Proposal. If approved by the Shareholders, it is anticipated that the reincorporation merger will become effective under the Merger Agreement (the "Effective Time") on the business day following the 2006 Annual Meeting of Shareholders, or as soon as practicable thereafter. As described in the Merger Agreement, however, if prior to the Effective Time the Board determines that circumstances have arisen that make it inadvisable to proceed with the Reincorporation Proposal under the original terms of the Merger Agreement, the reincorporation merger (and thus the Reincorporation Proposal) may be abandoned or the Merger Agreement may be amended by the Board either before or after shareholder approval has been obtained (except that the principal terms may not be amended without obtaining further shareholder approval).

REASONS FOR THE REINCORPORATION

As the Company plans for the future, the Board and management believe that it is essential to be able to draw upon comprehensive, flexible corporate laws responsive to the current and future legal and business needs of the Company. Moreover, the Board believes that any direct benefit that Delaware law provides to a corporation indirectly benefits the shareholders, who are the owners of the corporation. The Board believes that there are several reasons why a reincorporation to Delaware is in the best interests of the Company and its shareholders. As explained in more detail below, these reasons can be summarized as follows:

•	Delaware law’s greater predictability, flexibility and responsiveness to corporate needs;

•	the enhanced ability of Delaware corporations to attract and retain qualified independent directors;

•	greater certainty regarding indemnification and limitation of liability for directors;

•	enhanced anti-takeover protection; and

•	potentially greater ability of Delaware corporations to access capital markets.

Predictability, Flexibility and Responsiveness of Delaware Law

Delaware General Corporation Law (“DGCL”) is generally acknowledged to be the most advanced and flexible corporate statute in the country. The Delaware General Assembly annually considers and adopts statutory amendments that the Corporation Law Section of the Delaware State Bar Association proposes in an effort to ensure that the corporate statute continues to be responsive to the changing needs of businesses. Delaware’s well-established body of case law construing Delaware law has evolved over the last century and provides businesses with a greater predictability than most, if not all, other jurisdictions provide.

In addition, Delaware has established a special court, the Court of Chancery, that has exclusive jurisdiction over matters relating to the DGCL. The Chancery Court has no jurisdiction over criminal and tort cases, and corporate cases are heard by judges, without juries, who have many years of experience with corporate issues. Traditionally, this has meant that the Delaware courts are able in most cases to process corporate litigation relatively quickly and effectively, with a relatively high level of experience, sophistication and understanding. Appeals from the Court of Chancery are heard directly by the Delaware Supreme Court. By comparison, many states, including Colorado, do not have a specialized judiciary over matters relating to corporate issues.

The Delaware courts have developed considerable expertise in dealing with corporate legal issues and produced a substantial body of case law construing Delaware corporate laws, with multiple cases concerning areas of law that no Colorado court has yet considered. Because the U.S. judicial system is based largely on legal precedents, the abundance of Delaware case law serves to enhance the relative clarity and predictability of many areas of corporate law, which the Board believes will offer added advantages to the Company by allowing the board and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

Moreover, businesses incorporated in Delaware enjoy the responsiveness and efficiency of the Division of Corporations of the Secretary of State of Delaware.

Enhanced Ability to Attract and Retain Directors

The Company has a relatively small market capitalization compared to many other publicly-traded companies, including companies in the industries in which the Company competes. In the view of the Board and the management, this results in the Company facing significant competition for qualified and experienced independent directors. The current corporate governance environment and the additional requirements under the Sarbanes-Oxley Act of 2003 and under other SEC and exchange rules place a premium on publicly-traded corporations having experienced independent directors. Accordingly, there is an increased demand for highly qualified independent directors. At the same time, the current environment has increased the scrutiny on director actions and the perception of increased liability of independent directors. As a result, the Board believes that fewer qualified persons are willing to serve as independent directors, particularly on boards of smaller public companies, and qualified directors are choosing to serve on fewer boards. Although the Company has not yet experienced insurmountable difficulty in attracting and retaining experienced, qualified directors, as competition for qualified independent directors increases, directors will choose to join or remain with boards of directors of corporations with the most favorable corporate environment. The Board believes that reincorporation in Delaware will enhance the Company's ability to attract and retain directors. The vast majority of public corporations are domiciled in Delaware. Many board candidates already are familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience. Not only is Delaware law most familiar to directors, Delaware law provides, as noted above, greater flexibility, predictability, and responsiveness to corporate needs and, as noted below, more certainty regarding indemnification and limitation of liability of directors, all of which will enable the directors to act in the best interest of the Company. As a result, the Board believes that the more favorable corporate environment afforded by Delaware will enable the Company to compete more effectively with other public companies, most of whom are already incorporated in Delaware, to retain the Company's current directors and attract and retain new directors.

Greater Certainty Regarding Indemnification and Limitation of Liability for Directors

In general, both Colorado and Delaware permit a corporation to include a provision in its charter which reduces or limits the monetary liability of directors for breaches of fiduciary duties with certain exceptions. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial and distracting to the directors and officers. It is the Company's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. In addition, enhanced protection of directors is expected to reduce the extent to which directors, due to the threat of personal liability, are inhibited from making business decisions which, though entailing some degree of risk, are in the best interests of the Company and its shareholders. The Company believes that, in general, Delaware law provides greater protection to directors than Colorado law, and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than Colorado law. However, the shareholders should be aware that such protection and limitation of liability inure to the benefit of the directors, and the interest of the Board in recommending the reincorporation may therefore be in conflict with the interests of the shareholders.

Enhanced Anti-takeover Protection

While the Company is currently unaware of any hostile attempts to acquire control of the Company, it believes that Delaware law is better suited than Colorado law to protect shareholders' interests in the event of an unsolicited takeover attempt. Delaware law permits a corporation to adopt a number of measures, through amendment of the corporate certificate of incorporation or bylaws or otherwise, designed to reduce a corporation's vulnerability to unsolicited takeover attempts. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures with respect to the conduct of the Board under the business judgment rule with respect to unsolicited takeover attempts.

Enhanced Access to Capital

In the opinion of the Board, underwriters and other members of the financial services industry may be more willing and better able to assist in capital raising programs for corporations having the greater flexibility afforded by the DGCL. Moreover, investors, particularly those outside of the United States, will recognize Delaware law as a “standard” domicile for the corporation, and may therefore be more likely to invest in the Company’s securities. The procedures and degree of stockholder approval required for Delaware corporations for the authorization of additional shares of stock, and for approval of certain mergers and other transactions, present fewer practical impediments to the capital raising process than those which apply to Colorado corporations. For example, a Delaware corporation has greater flexibility in declaring dividends, which can aid a corporation in marketing various classes or series of dividend paying securities.

Under the DGCL, dividends may be paid out of surplus, or if there is no surplus, out of net profits from the corporation's previous fiscal year or the fiscal year in which the dividend is declared, or both, so long as there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation's stock, if any, having a preference upon the distribution of assets. Under the Colorado Business Corporation Act (the “CBCA”), dividends may not be paid by the corporation if the corporation would not be able to pay its debts as they come due in the usual course of business, or (unless the corporation's articles of incorporation permit otherwise) if the corporation's total assets would be less than the sum of its total liabilities, plus amounts payable in dissolution to holders of shares carrying a liquidation preference over the class of shares to which a dividend is declared.

DISADVANTAGES OF REINCORPORATION IN DELAWARE

While the Company’s Board believes that the foregoing benefits and advantages of reincorporation in Delaware are significant, some shareholders may find the Reincorporation disadvantageous for several reasons. As discussed below, the DGCL, unlike any applicable provision of the CBCA, contains a statutory provision intended to discourage certain takeover attempts of Delaware corporations which are not approved by the Board. This anti-takeover provision could have the effect of lessening the possibility that stockholders of Advance Nanotech Delaware would be able to receive a premium above market value for their shares of Advance Nanotech Delaware Common Stock as a result of an unsolicited takeover offer. This provision could also have an adverse effect on the market value of the shares of Advance Nanotech Delaware Common Stock. To the extent that this provision may restrict or discourage takeover attempts, it may render less likely a takeover opposed by the Board of Advance Nanotech Delaware and may make removal of the Board or management less likely as well.

As further discussed below, the Delaware Certificate of Incorporation contains a provision limiting director liability under certain circumstances and the Delaware Bylaws contain provisions relating to indemnification of directors and officers. These provisions could operate to the potential disadvantage of the stockholders of Advance Nanotech Delaware. For example, their inclusion may have the effect of reducing the likelihood of Advance Nanotech Delaware recovering monetary damages from directors as a result of derivative litigation against directors for breach of their duty of care, even though such an action, if successful, might otherwise have benefited Advance Nanotech Delaware and its stockholders. In addition, the stockholders of Advance Nanotech Delaware will forego potential causes of action for breach of duty of care involving grossly negligent business decisions, including those relating to attempts to change control of Advance Nanotech Delaware.

ADVANCE NANOTECH DELAWARE

Advance Nanotech Delaware, the Company’s wholly owned subsidiary, will be incorporated under the DGCL under the name “Advance Nanotech, Inc.,” exclusively for the purpose of merging with the Company. The address and phone number of Advance Nanotech Delaware’s principal office are the same as those of the Company. Prior to the reincorporation merger, Advance Nanotech Delaware will have no material assets or liabilities and will not have carried on any business.

Upon completion of the reincorporation merger, the rights of the stockholders of Advance Nanotech Delaware will be governed by the DGCL and the certificate of incorporation and the bylaws of Advance Nanotech Delaware (the “Delaware Certificate of Incorporation” and the “Delaware Bylaws,” respectively). The Delaware Certificate of Incorporation and the Delaware Bylaws are attached to this Proxy Statement as Annexes B and C, respectively.

THE MERGER AGREEMENT

The Merger Agreement provides that the Company will merge with and into Advance Nanotech Delaware, with Advance Nanotech Delaware as the surviving corporation. Pursuant to the Merger Agreement, Advance Nanotech Delaware will assume all assets and liabilities of the Company, including obligations under the Company’s outstanding contracts. The Company’s existing Board and officers will become the Board and officers of Advance Nanotech Delaware for identical terms of office. The Company’s existing subsidiaries will become the subsidiaries of Advance Nanotech Delaware.

At the effective time of the reincorporation merger, each outstanding share of Company Common Stock, with respect to which dissenters’ rights are not validly perfected, automatically will be converted into one share of Common Stock of Advance Nanotech Delaware (“Delaware Common Stock”). Shareholders will not have to exchange their existing stock certificates of the Company for stock certificates of Advance Nanotech Delaware. However, after consummation of the reincorporation merger, any shareholder desiring a new form of stock certificate may submit the existing stock certificate to Advance Nanotech Delaware’s transfer agent, ComputerShare Trust Co., Inc., for cancellation, and obtain a new Delaware form of certificate.

At the effective time of the merger, Advance Nanotech Delaware Common Stock will continue to trade over the counter on the OTC Bulletin Board under the symbol “AVNA.OB.”

Pursuant to the reincorporation merger, Advance Nanotech Delaware will assume all of the Company’s obligations under the Company’s 2005 Equity Incentive Plan, and 401(k) Savings Plan, each as amended to date (collectively, the “Company Stock Plans”). Each award of shares of Company common shares under the Company Stock Plans will be converted into an award of shares of Advance Nanotech Delaware Common Stock on the same terms and conditions as in effect immediately prior to the reincorporation, and each option to purchase shares of Company common shares under the Company Stock Plans will be converted into an option to purchase the same number of shares of Delaware Common Stock on the same terms and conditions as in effect immediately prior to the reincorporation merger. Options and rights granted under the Company Stock Plans in the future will be for shares of Delaware Common Stock.

The Merger Agreement was unanimously approved by the Board of the Company and the Board of Advance Nanotech Delaware and subsequently was adopted by the Company, as the sole stockholder of Advance Nanotech Delaware. Approval of the reincorporation proposal (which constitutes approval of the Merger Agreement) requires the affirmative vote of the holders of a majority of all Company common shares.

EFFECTIVE TIME

If approved by the requisite vote of the holders of shares of Company common shares, it is anticipated that the reincorporation merger, and consequently the reincorporation, will become effective at the time set forth in each of the Articles of Merger to be filed with the Secretary of State of Colorado (together with the Merger Agreement) in accordance with Article 7-111-105 of the CBCA and the Certificate of Merger to be filed with the Secretary of State of Delaware in accordance with §252 of the DGCL. However, the Merger Agreement may be terminated and abandoned by action of the Board at any time prior to the effective time of the reincorporation merger, whether before or after the approval by holders of shares of Company Common Stock, if the Board determines for any reason, in its sole judgment and discretion, that the consummation of the reincorporation merger would be inadvisable or not in the best interests of the Company and its shareholders.

EFFECT OF NOT OBTAINING THE REQUIRED VOTE FOR APPROVAL

If the Reincorporation Proposal fails to obtain the requisite vote for approval, the reincorporation merger will not be consummated and the Company will continue to be incorporated in Colorado.

COMPARISON OF SHAREHOLDER RIGHTS BEFORE AND AFTER THE REINCORPORATION

In general, the Company’s corporate affairs are presently governed by the corporate law of Colorado, the Company’s state of incorporation, and by the Company’s Company Articles of Incorporation (the “Colorado Articles of Incorporation”) and by the Company Bylaws of the Company (the “Colorado Bylaws”), each of which has been adopted pursuant to Colorado law. The Colorado Articles of Incorporation and the Colorado Bylaws are available for inspection during business hours at the principal executive offices of the Company. In addition, copies may be obtained by writing to the Company at 600 Lexington Avenue, 29th Floor, New York, New York 10022.

Following the Merger, issues of corporate governance and control would be controlled by Delaware, rather than Colorado, corporate law. The Colorado Articles of Incorporation and Colorado Bylaws based on and governed by Colorado law will, in effect, be replaced by the Delaware Certificate of Incorporation and the Delaware Bylaws, copies of which are attached as Annexes B and C, respectively, to this Proxy Statement.

Because of differences between the CBCA and the DGCL, as well as differences between the Colorado Articles of Incorporation and Colorado Bylaws on the one hand, and the Delaware Certificate of Incorporation and Delaware Bylaws, on the other (i.e., before and after the reincorporation), the reincorporation will effect some changes in the rights of the Company’s shareholders. Summarized below are the most significant differences between the rights of the shareholders of the Company before and after the reincorporation, as a result of the differences among the CBCA and the DGCL, the Colorado Articles of Incorporation, the Colorado Bylaws and the Delaware Certificate of Incorporation and the Delaware Bylaws. The Delaware Common Stock will have a par value of $0.001 and certain other technical changes will be made to the Delaware Certificate of Incorporation and Delaware Bylaws in comparison to the Colorado Articles of Incorporation and Colorado Bylaws to reflect non-material differences between the DGCL and the CBCA.

The summary below is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences, and is qualified in its entirety by reference to the CBCA, the Colorado Articles of Incorporation, the Colorado Bylaws, the DGCL, the Delaware Certificate of Incorporation and the Delaware Bylaws.

COLORADO	DELAWARE

VOTE REQUIRED FOR ELECTION OF DIRECTORS

The Colorado Bylaws provide that a majority of the shares entitled to vote for directors is required in order to elect a director.
The Delaware Bylaws provide that a plurality of the votes of the shares present in person or represented by proxy at a meeting and entitled to vote for directors is required in order to elect a director.

ACTION BY SHAREHOLDERS WITHOUT A MEETING

The Colorado Bylaws provide that written consent of shareholders must be signed by holders of all outstanding shares entitled to vote.
Consistent with the DGCL which, unlike the CBCA, permits stockholder action to be taken by less than unanimous written consent, the Delaware Bylaws provide that any action that could be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote if written consents are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. In addition, consistent with DGCL requirements, the Delaware Bylaws contain the following two provisions which are not provided for by the Colorado Bylaws: (i) in order to be effective, all written consents must be delivered to Advance Nanotech Delaware within 60 days of the earliest dated consent delivered to Advance Nanotech Delaware, and (ii) prompt notice of the action by written consent must be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of stockholders to take the action were delivered to Advance Nanotech Delaware.

COLORADO	DELAWARE

REMOVAL OF DIRECTORS

The CBCA provides that any director may be removed, with or without cause, by the Company shareholders if the votes cast in favor of removal exceed the votes cast against removal. Under the Bylaws, the required vote for removal is the majority of the shares entitled to vote on election of directors, except if a director to be removed was elected by a voting group of shareholders, in which case only the shareholders of that voting group may participate in the vote to remove that director.
The DGCL and Advance Nanotech Delaware’s Bylaws allow for the removal, with or without cause, of any or all members of the Board by the vote of the holders of the majority of shares entitled to vote.

INDEMNIFICATION

The Colorado Bylaws provide that the officers and directors of the Company are to be indemnified to the fullest extent permitted by Colorado law. The Colorado Bylaws require that the Company indemnify the following persons, only if such persons acted in good faith and in a manner such persons reasonably believed to be in the best interests of the Company (or in the case of actions not for the Company, at least not opposed to the best interests of the Company), and with respect to any criminal proceeding, had no reasonable cause to believe the person’s conduct was unlawful: (i) directors, except with respect to a personal benefit improperly received by such directors and (ii) officers and employees, except with respect to matters in which such officers and employees are adjudged to be liable for their own gross negligence or willful misconduct and except with respect to a personal benefit improperly received by such officers and employees. In addition, as required by the CBCA, the Company is required to give shareholders, with or before the notice for the next shareholders’ meeting, a notice of all indemnification of, or advancement of expenses to, directors of the Company in connection with a proceeding by or in the right of the corporation.

The Certificate of Incorporation of Advance Nanotech Delaware provides that the officers and directors of Advance Nanotech Delaware are to be indemnified to the fullest extent permitted by Delaware law. The Delaware Bylaws do not contain the following provisions that were expressly required by Colorado law (but not by Delaware law): (i) limiting indemnification of a director or officer with respect to a personal benefit improperly received or (ii) the requirement of a notice to stockholders in the event of indemnification of, or advancement of expenses to, directors of the corporation in connection with a proceeding by or in the right of the corporation. In addition, the Delaware Bylaws do not expressly prohibit indemnification of an officer or employee if the officer or employee is adjudged to be liable for gross negligence or willful misconduct. It should be noted, however, that the Delaware Certificate of Incorporation, which is the site of Advance Nanotech Delaware’s indemnification provisions (instead of the Delaware Bylaws), are otherwise similar to the Colorado Bylaws with respect to mandatory indemnification by Advance Nanotech Delaware of directors and officers, and that all such persons must act in good faith and in a manner such persons reasonably believed to be in or not opposed to the best interests of Advance Nanotech Delaware, and with respect to any criminal proceeding, had no reasonable cause to believe the person’s conduct was unlawful.

NOTICE OF ADJOURNMENTS AND OTHER ACTIONS

Consistent with the CBCA, the Colorado Bylaws require that (i) if the authorized shares of the Company are to be increased, at least 30 days’ notice of an annual or special meeting of shareholders shall be given to the shareholders of record, and (ii) if a shareholder meeting is adjourned for more than 120 days (in which case a new record date is to be fixed by the Board of the Company), notice shall be given to record holders as of the new record date.

The Delaware Bylaws provide for the same notice requirements as the Colorado Bylaws, except that in the case of adjournments the notice period was changed to a 30-day notice to reflect the requirements of the DGCL.

COLORADO	DELAWARE

RECORD DATE

Consistent with the CBCA, the Colorado Bylaws provide that with respect to all actions requiring the fixing of a record date (including distributions) other than a shareholder action by written consent, the record date is not to be more than 70 days before the meeting or action requiring a determination of shareholders. With respect to a shareholder action by written consent, the record date is the date on which a writing upon which the action is taken is first received by the Company.

Consistent with the DGCL, the Delaware Bylaws differ with respect to the Colorado Bylaws in the following ways: (i) the Delaware Bylaws provide that the record date is not to precede the date upon which the resolution fixing the record date is adopted by the Board, (ii) when applicable, the record date is not to be more than 60 days before the meeting or action requiring determination of stockholders, except in the case of an action by written consent, the record date for which must be not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board, and (iii) in the case of a stockholder meeting, in addition to the maximum limit of the record date being not more than 60 days before the meeting, a minimum limit applies to the record date of not less than 10 days before the meeting.

AMENDMENT TO THE ARTICLES (CERTIFICATE) OF INCORPORATION

Under the CBCA, amendments to the Company’s Articles of Incorporation (other than certain ministerial amendments that may be made by the Board without shareholder action) may be proposed by the Board or by the holders of shares representing at least 10% of all of the votes entitled to be cast on the amendment. The Board must recommend the amendment to the shareholders, unless the amendment is being proposed by the shareholders, or unless the Board determines that because of a conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment.

In accordance with the DGCL, amendments to the Delaware Certificate of Incorporation generally require that the Board adopt a resolution setting forth the amendment, declaring its advisability and submitting it to a Vote of the stockholders (i.e., stockholders are not entitled to enact an amendment to the Delaware Certificate of Incorporation without any Board action).

AMENDMENT TO THE BYLAWS

The Colorado Bylaws provide that the Board may amend such bylaws to add, change or delete any provision thereof, unless the CBCA or the Company’s Articles of Incorporation reserve such power to the shareholders, or the affected bylaw prohibits amendment by the Board. Subject to the Articles of Incorporation and the CBCA, the shareholders may amend the Bylaws of the Company.

The stockholders of Advance Nanotech Delaware adopt, amend or repeal its Bylaws. Advance Nanotech Delaware’s Certificate of Incorporation provides that the Board also may amend, restate or repeal its bylaws. The fact that such power has been so conferred upon the Board does not divest the stockholders of the power, nor limit the stockholders’ power to adopt, amend or repeal bylaws.

COLORADO	DELAWARE

“BLANK CHECK” PREFERRED STOCK

The Company’s current Articles of Incorporation do not provide for the issuance of preferred stock of any type.
The Delaware Certificate of Incorporation provides for the issuance of up to 25,000,000 shares of blank check preferred stock. The rights and limitations of the preferred stock are to the fullest extent permitted by Delaware law, and the Board may, without the need for further shareholder approval, issue shares of preferred stock in one or more series, and fix for each series the number, dividend rights, conditions of redemption, rights on dissolution, conversion privileges and other rights and limitations to the extent permitted by the DGCL. Advance Nanotech Delaware’s Board would also be permitted to fix whether or not the holders of shares of a series of preferred stock will have voting rights and the terms of those voting rights, in addition to the voting rights provided by Delaware law. No shares of preferred stock will be issued in connection with the reincorporation. The authorized shares of preferred stock may be used for any proper corporate purpose approved by the Board. Their availability enables the Board to act with flexibility and dispatch when favorable capital raising or acquisition opportunities arise which permit the use of equity securities other than common stock. Under certain circumstances, the preferred stock could have anti-takeover effects. The terms of the preferred stock, and in the case of Advance Nanotech Delaware, the ability of the Board to give the preferred stock a wide array of voting rights, could discourage or thwart persons seeking to effect a takeover or otherwise gain control of Advance Nanotech Delaware.

DISSOLUTION

Under the CBCA, the Board may submit a proposal of voluntary dissolution of the Company to the shareholders entitled to vote thereon. The Board must recommend such dissolution to the shareholders as part of the dissolution proposal, unless the Board determines that because of a conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders. Following such Board action, and proper notice to all shareholders, the Company may be dissolved upon the affirmative vote of the majority of shareholders in each voting group entitled to vote.
Advance Nanotech Delaware will be subject to the same voting requirement with respect to a dissolution of Advance Nanotech Delaware as the Company.

DIVIDENDS

The Colorado Articles of Incorporation permit the Board to declare dividends from funds legally available for that purpose. This provision is subject to the CBCA requirement that the payment of distributions is generally permissible unless after giving effect to the dividend or distribution, the corporation would be unable to pay its debts as they become due in the usual course of business, or if the total assets of the corporation would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were dissolved at the time the dividend was paid, to satisfy the preferential rights of shareholders whose preferential rights upon dissolution of the corporation are greater than those of the shareholders receiving the dividend.

The Delaware Certificate of Incorporation contains the same provision with respect to declaration of dividends as the Company’s Articles of Incorporation. The DGCL defines surplus as the excess of the net assets of the corporation over the capital of the corporation. Unless the corporation’s Board determines otherwise, the capital of the corporation is equal to the aggregate par value of the shares of stock having par value. Therefore, the provision with respect to dividends in the Delaware Certificate of Incorporation is subject to the DGCL requirement that permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year.

COLORADO	DELAWARE

CORPORATE RECORDS (FORM OF RECORDS)

Under the CBCA, the Company is required to keep as permanent records minutes of all meetings of the shareholders and the Board of the Company, a record of all actions taken by the shareholders or the Board of the Company without a meeting, a record of all actions taken by a committee of the Board of the Company, and a record of all waivers of notices of meetings of shareholders and of the Board of the Company or any committee of the Board. In addition, the CBCA requires the Company to keep specific records at its principal office, including the Colorado Articles of Incorporation, the Colorado Bylaws and the minutes of all shareholders’ meetings, and records of all action taken by shareholders without a meeting, for the past three years.

Consistent with the DGCL, the Delaware Certificate of Incorporation provides that any records maintained by Advance Nanotech Delaware in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The DGCL does not require that Advance Nanotech Delaware keep any specific records at any particular place or for a specific period of time.

EXAMINATION OF BOOKS AND RECORDS

Under the CBCA and the Colorado Bylaws, any record or beneficial shareholder of the Company may, upon 5 days’ written demand, inspect certain records, including shareholder actions, minutes of shareholder meetings, communications with shareholders and recent financial statements. In addition, upon 5 days’ written demand, any such shareholder may inspect the list of shareholders and certain other corporate records, including minutes of the meetings of Board of the Company, if the shareholder either (i) has been a shareholder for at least 3 months or (ii) is a shareholder of at least 5% of all outstanding shares of any class of shares when the demand is made, provided that the demand is made in good faith for a proper purpose reasonably related to such person’s interests as a shareholder.

Under the DGCL, the inspection rights of the stockholders of Advance Nanotech Delaware are the same as under Colorado law, except: (i) there is no requirement that a stockholder has been a stockholder for at least 3 months or is a stockholder of at least 5% of all outstanding shares of any class of shares when the demand is made, and (ii) if Advance Nanotech Delaware refuses to permit inspection or does not reply to the demand within 5 business days after the demand has been made, the stockholder may apply to the Court of Chancery for an order to compel such inspection.

BUSINESS COMBINATION STATUTE

The CBCA does not contain any business combination provisions.
Section 203 of the DGCL provides for a three-year moratorium on certain business combinations with “interested stockholders” (generally, persons who own, individually or with or through other persons, 15% or more of the corporation’s outstanding voting stock). To the extent Advance Nanotech Delaware is listed on a national securities exchange or authorized for quotation on NASDAQ NMS, or the shares of Advance Nanotech Delaware are held of record by more than 2,000 stockholders (as is the case), Advance Nanotech Delaware and its stockholders would be subject to Section 203 of the DGCL.

COLORADO	DELAWARE

DISSENTERS’ AND APPRAISAL RIGHTS

Under the CBCA, shareholders are entitled to exercise dissenters’ rights in the event of certain mergers, share exchanges, sales, leases, exchanges or other dispositions of all or substantially all of the property of the corporation. Shareholders also may dissent in the case of a reverse stock split that reduces the number of shares owned to a fraction of a share or to scrip if such scrip is to be acquired for cash or voided. Dissenters’ rights in Colorado are available to both record holders and beneficial holders.

The DGCL provides appraisal rights only in the case of a stockholder objecting to certain mergers or consolidations. Thus, under the DGCL, stockholders have no appraisal rights in a sale, lease or exchange of all or substantially all of a corporation’s assets. Appraisal rights in Delaware are available to record holders only.

DERIVATIVE ACTIONS

Under the CBCA, if a court finds that a derivative action was brought without reasonable cause, the court may require the plaintiff to pay the defendants’ reasonable expenses attributable to the defense of such action, exclusive of attorney’s fees. In addition, the Company may, at any time before final judgment, require the plaintiff to give a security for the costs and reasonable expenses which may be incurred by the Company or other parties named as defendants in the defense of such action, but not including attorney’s fees, if the shareholder instituting the action holds less than 5% of the outstanding shares of any class of the Company, unless the shares so held have a market value in excess of $25,000. If the court then finds that the action was instituted without cause, the corporation may have recourse to such security in the amount determined by the court.

The DGCL’s requirements for bringing derivative actions are substantially similar to those contained in the CBCA, except that the DGCL does not impose (i) the reasonable cause requirement or (ii) the security requirement imposed by the CBCA.

REACQUISITION OF STOCK BY THE CORPORATION

Under the CBCA, the Company may acquire its own shares, subject to certain limitations, and except in certain circumstances, such shares will constitute authorized but unissued shares.
The DGCL requires that (i) all repurchases of shares by Advance Nanotech Delaware be made of out of surplus and (ii) a purchase of shares redeemable at the option of Advance Nanotech Delaware not be made for more than the price at which the shares may then be redeemed. Under the DGCL, shares of stock issued by Advance Nanotech Delaware as fully paid and afterwards reacquired by Advance Nanotech Delaware without applying “capital” in connection with such reacquisition have the status of “treasury shares” if the Board does not by resolution retire the shares reacquired.

COLORADO	DELAWARE

FRANCHISE TAX

There is no franchise tax in Colorado.
The DGCL requires corporations to pay franchise tax annually (the current maximum is $165,000 a year). The amount payable by Advance Nanotech Delaware is estimated to be $12,550, based on the assumed par value capital method for 2006.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

Subject to the limitations, qualifications and exceptions described in this section, it is expected that, for federal income tax purposes, no gain or loss will be recognized by the holders of shares of Company Common Stock as a result of the consummation of the Reincorporation Proposal, and no gain or loss will be recognized by Company or Advance Nanotech Delaware. In addition, it is expected that each former holder of shares of Company Common Stock will have the same aggregate tax basis in the shares of Delaware Common Stock received by such person in the Reincorporation Proposal as such holder had in the shares of Company Common Stock held by such person at the time of consummation of the Reincorporation Proposal, and such person's holding period with respect to such shares of Delaware Common Stock will include the period during which such holder held the corresponding shares of Company Common Stock, provided the latter were held by such person as capital assets at the time of the consummation of the Reincorporation Proposal.

The Company has not requested a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel with respect to the federal income tax consequences of the Reincorporation Proposal under the Internal Revenue Code. A successful IRS challenge to the reorganization status of the Reincorporation Proposal would result in a Shareholder recognizing gain or loss with respect to each share of Company Common Stock exchanged in the Reincorporation Proposal equal to the difference between the shareholder's basis in such share and the fair market value, as of the time of the Reincorporation Proposal, of the shares of Delaware Common Stock received in exchange therefor. In such event, a shareholder's aggregate basis in the shares of Delaware Common Stock received in the exchange would equal their fair market value on such date, and the Shareholder's holding period for such shares would not include the period during which the shareholder held shares of Company Common Stock. State, local, or foreign income tax consequences to shareholders may vary from the federal tax consequences described above.

Shareholders should consult their own tax advisors as to the effect of the Reincorporation Proposal under applicable federal, state, local, or foreign income tax laws.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION MERGER

The following discussion addresses the material federal income tax consequences of the reincorporation merger that are applicable to holders of shares of Company Common Stock. The discussion does not deal with all federal income tax consequences that may be relevant to a particular holder of shares of Company Common Stock or Company Common Stock, or any foreign, state or local tax considerations. Accordingly, holders of Company Common Stock are urged to consult their own tax advisors as to the specific federal, foreign, state and local tax consequences to them as a result of the reincorporation merger.

The following discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. The Company has not and will not request a ruling from the Internal Revenue Service regarding the tax consequences of the reincorporation merger.

The Company believes that the reincorporation merger and the resulting reincorporation of the Company from Colorado to Delaware will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code. Accordingly, for federal income tax purposes: (i) no gain or loss will be recognized by the holders of shares of Company Common Stock upon consummation of the reincorporation merger; (ii) the aggregate tax basis of shares of Delaware Stock received in the reincorporation merger will be the same as the aggregate tax basis of shares of Company Common Stock exchanged in the reincorporation merger; and (iii) the holding period of the shares of Delaware Stock received in the reincorporation merger will include the period for which shares of Company Common Stock were held.

ACCOUNTING TREATMENT OF THE REINCORPORATION MERGER

The reincorporation merger will be accounted for as a reverse merger whereby, for accounting purposes, the Company will be considered the accounting acquiror and Advance Nanotech Delaware will be treated as the successor to the historical operations of the Company. Accordingly, the historical financial statements of the Company, which previously have been reported to the Commission on Forms 10-KSB and 10-QSB, among others, as of and for all periods through the date of this Proxy Statement, will be treated as the financial statements of Advance Nanotech Delaware.

REGULATORY APPROVAL

To the Company’s knowledge, the only required regulatory or governmental approval or filing necessary in connection with the consummation of the reincorporation merger will be the filing of the Articles of Merger (including the Merger Agreement) with the Secretary of State of Colorado and the filing of the Certificate of Merger with the Secretary of State of Delaware.

Required Vote

Proposal No. 2 requires the affirmative vote of a majority of the votes cast on the proposal. Shareholders may vote “FOR” or “AGAINST” the proposal, or they may abstain from voting on the proposal. Abstentions will have effect of voting “AGAINST” the proposal, but broker non-votes will not have any effect on the outcome of this proposal. In the event the shareholders do not approve this proposal, the reincorporation will not be effected.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 2, THE REINCORPORATION PROPOSAL.

DISSENTERS' RIGHTS

Under Colorado law, shareholders of the Company who oppose the reincorporation are entitled to dissent and obtain payment of the fair value of their shares in the event of the consummation of the Reincorporation pursuant to Section 7-113-102 of the CBCA. A copy of Section 7-113-101 et seq. of the CBCA is attached to this Proxy Statement as Annex D. The material requirements for a shareholder to properly exercise his or her rights are summarized below. The CBCA is very technical with respect to a shareholders' right to dissent, and the following summary is qualified in its entirety by the actual statutory provisions that should be carefully reviewed by any shareholder wishing to assert such rights.

Under Colorado Law, dissenters' rights will be available only to those shareholders of the Company who BOTH object to the proposed reincorporation in writing prior to or at the Annual Meeting before the vote on the matter is taken (a negative vote will not itself constitute such a written objection) AND ALSO do not vote any of their shares in favor of the proposed reincorporation at the Annual Meeting.

If any shareholder wishes to dissent, it must send to the Company, before the vote on the reincorporation merger is taken, written notice of its intention to demand payment for its shares of Company common stock if the reincorporation merger is effectuated. Neither a vote against the reincorporation proposal nor any proxy directing such vote, nor abstention from voting on the reincorporation proposal will satisfy the requirement for a written notice to the Company. All such notices should be mailed to Advance Nanotech, Inc., 600 Lexington Avenue, 29th Floor, New York, New York 10022, Attention: Corporate Secretary. Within ten days after the effective date of the reincorporation, the Company will send to each shareholder who has satisfied both of the foregoing conditions a written notice in which the Company will notify such shareholders of their right to demand payment for their shares and will supply a form for dissenting shareholders to demand payment. Shareholders will then have thirty days in which to demand payment and deposit their shareholder's certificates for certificated shares. If required in the notice sent by the Company, each dissenting shareholder must also certify whether or not he or she acquired beneficial ownership of such shares before or after the date of the first announcement to the news media of the proposed transaction. Upon the receipt of each demand for payment, the Company will pay each dissenting shareholder the amount that the Company estimates to be the fair market value of such shareholder's shares, plus accrued interest from the date of the reincorporation.

With respect to any dissenting shareholder who does not certify that he or she acquired beneficial ownership of the shares prior to the first public announcement of the transaction, the Company may, instead of making payment, offer such payment if the dissenter agrees to accept it in full satisfaction of his or her demand. "Fair market value" with respect to a dissenter's shares means the value of the shares immediately before the effectuation of the reincorporation, excluding any appreciation or depreciation in anticipation of such event. Any dissenter who does not wish to accept the payment or offer made by the Company must notify the Company in writing of his or her own estimate of the fair value of the shares within thirty days after the date the Company makes or offers payment. If the dissenting shareholder and the Company are unable to agree on the fair value of the shares, then the Company will commence a proceeding with the Colorado courts within sixty days after receiving the dissenter's notice of his or her own estimate of fair value. If the Company does not commence such a proceeding within the sixty-day period, the Company must pay each dissenter whose demand remains unresolved the amount demanded by such dissenter. If a proceeding is commenced, the court will determine the fair value of the shares and may appoint one or more appraisers to help determine such value. All dissenting shareholders must be a party to the proceeding, and all such shareholders will be entitled to judgment against the Company for the amount of the fair value of their shares, to be paid on surrender of the certificates representing such shares. The judgment will include an allowance for interest (at a rate determined by the court) to the date of payment. The costs of the court proceeding, including the fees and expenses of any appraisers, will be assessed against the Company unless the court finds that the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment at a higher amount than that offered by the Company. Both the Company and the dissenters must bear their own respective legal fees and expenses, unless the court requires one party to pay such legal fees and expenses based on the conduct of such party. The loss or forfeiture of appraisal rights means the loss of the right to receive cash payment from the Company in exchange for shares. In such event the shareholder would remain a shareholder of the Company.

The Board has retained the right to elect not to proceed with the Reincorporation Proposal, whether before or after the approval of the Company’s shareholders, if the Board determines for any reason, in its sole judgment and discretion, that the consummation of the reincorporation merger would be inadvisable or not in the best interests of the Company and its shareholders.

If you wish to seek dissenters' rights, you are urged to review the applicable Colorado statutes attached to this document as Annex D.

PROPOSAL NO. 3

CHANGE IN CAPITALIZATION; ADOPTION OF "BLANK CHECK" PREFERRED STOCK

The Company’s Board has unanimously approved a proposal to amend and restate its Colorado Articles of Incorporation (the “Amended Articles”). The Amended Articles would increase the aggregate authorized number of the Company's shares of capital stock from 100,000,000 to 125,000,000, and to authorize up to 100,000,000 shares of Company Common Stock, no par value, and up to 25,000,000 shares of preferred stock, no par value. The authorized preferred stock will be a “blank check” preferred stock (described below). In addition to the addition of blank check preferred stock, the proposed Amended Articles approximate the indemnification typically afforded officers and directors of Delaware corporations, albeit under Colorado law. For a comparison of the indemnification provisions under the current Articles of Incorporation and those of the proposed Amended Articles, see “Comparison Of Shareholder Rights Before And After The Reincorporation-- Indemnification” above.

Approval of this Proposal No. 3 will constitute approval of the Amended Articles, a copy of which are attached as Annex E. The Amended Articles will become effective upon the filing of a Certificate of Amendment to the Colorado Articles of Incorporation with the Colorado Secretary of State if the Shareholders approve this Proposal No. 3, even if Proposal No. 2 is not approved.

GENERAL OVERVIEW - BLANK CHECK PREFERRED

The current Colorado Articles of Incorporation do not authorize the Company to issue preferred stock. The Board has determined that having "blank check" preferred stock would facilitate corporate financing and other plans of the Company, which are intended to foster its growth and flexibility. The Board believes that the blank check preferred stock may assist the Company in achieving its business objectives by making financing easier to obtain.

Under the terms of the blank check preferred stock, the Board would be empowered, with no need for further shareholder approval, to issue preferred stock in one or more series, and with such dividend rates and rights, liquidation preferences, voting rights, conversion rights, rights and terms of redemption and other rights, preferences, and privileges as determined by the Board. The Board believes that the complexity of modern business financing and possible future transactions require greater flexibility in the Company’s capital structure than currently exists. The Board will be permitted to issue the Company preferred stock from time to time for any proper corporate purpose including acquisitions of other businesses or properties and the raising of additional capital.

Shares of Company preferred stock could be issued publicly or privately, in one or more series, and each series of blank check preferred stock could rank senior to the Company Common Stock with respect to dividends and liquidation rights. There are no present plans, understandings or agreements for, and the Company is not engaged in any negotiations that will involve, the issuance of blank check preferred stock.

POTENTIAL EFFECT OF BLANK CHECK PREFERRED

Even though not intended by the Board, the possible overall effect of the existence of blank check preferred stock on the holders of the Company Common Stock may include the dilution of their ownership interests in the Company, the continuation of the current management of the Company, prevention of mergers with or business combinations by the Company and the discouragement of possible tender offers for shares of common stock. Upon the conversion into Company Common Stock of shares of blank check preferred stock issued with conversion rights, if any, the voting power and percentage ownership of holders of the Company’s Common Stock would be diluted and such issuances could have an adverse effect on the market price of the Company Common Stock.

Additionally, the issuance of shares of blank check preferred stock with certain rights, preferences and privileges senior to those held by the Common Stock could diminish the rights of holders of Company Common Stock to receive dividends if declared by the Board and to receive payments upon the liquidation of the Company. If shares of blank check preferred stock are issued, approval by holders of such shares, voting as a separate class, could be required prior to certain mergers with or business combinations by the Company.

These factors could discourage attempts to purchase control of the Company even if such change in control may be beneficial to common stock holders. Moreover, the issuance of blank check preferred stock having general voting rights together with the common stock to persons friendly to the Board could make it more difficult to remove incumbent management and directors from office even if such changes would be favorable to shareholders generally. If shares of blank check preferred stock are issued with conversion rights, the attractiveness of the Company to a potential tender offeror for the common stock maybe diminished. The purchase of the additional shares of common stock or blank check preferred stock necessary to gain control of the Company may increase the cost to a potential tender offeror and prevent the tender offer from being made even though such offer may have been desirable to many of the common stock holders. The ability of the Board, without any additional shareholder approval, to issue shares of the Company preferred stock with such rights, preferences, privileges and restrictions as determined by the Board could be employed as an anti-takeover device.

CURRENT INTENTIONS

The amendment is not presently intended for that purpose and is not proposed in response to any specific takeover threat known to the Board. Furthermore, this proposal is not part of any plan by the Board to adopt anti-takeover devices and the Board currently has no present intention of proposing anti-takeover measures in the near future . Any such issuance of blank check preferred stock in the takeover context would be subject to compliance by the Board with applicable principles of fiduciary duty.

The Board believes that the financial flexibility offered by blank check preferred stock outweighs any of its disadvantages. To the extent issuance of blank check preferred stock may have anti-takeover effects, such issued preferred stock may encourage persons seeking to acquire the Company to negotiate directly with the Board, enabling the Board to consider the proposed transaction in a non-disruptive atmosphere and to discharge effectively its obligation to act on the proposed transaction in a manner that best serves all the shareholders' interests. It is also the Board's view that the existence of blank check preferred stock should not discourage anyone from proposing a merger or other transaction at a price reflective of the true value of the Company and which is in the interests of its shareholders.

The discussion of Proposal No. 3 above is qualified in its entirety by reference to the text of the proposed Amended Articles attached to this Proxy Statement as Annex E.

Required Vote

Proposal No. 3 requires the affirmative vote of a majority of the votes cast on the proposal. Shareholders may vote “FOR” or “AGAINST” the proposal, or they may abstain from voting on the proposal. Abstentions will have effect of voting “AGAINST” the proposal, but broker non-votes will not have any effect on the outcome of this proposal. In the event the shareholders do not approve this proposal, the Company’s Articles of Incorporation will not be amended and restated unless Proposal No. 2 is approved, and the Reincorporation is effected.

THE COMPANY’S BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL NO. 3, THE CAPITALIZATION PROPOSAL; ADOPTION OF BLANK CHECK PREFERRED STOCK.

PROPOSAL NO. 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee of the Board has selected Mendoza Berger and Company, L.L.P., an independent registered public accounting firm, to audit the financial statements of the Company for the year ending December 31, 2006. The Audit Committee is submitting its selection to the shareholders for ratification. Mendoza Berger & Company, L.L.P., has served as the Company’s auditor for the year ended December 31, 2005, and has no financial interest of any kind in the Company except the professional relationship between auditor and client. A representative of Mendoza Berger & Company, L.L.P., is expected to attend the meeting, will be afforded an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions by shareholders.

Required Vote

Proposal No. 4 requires the affirmative vote of a majority of the votes cast on the proposal. Shareholders may vote “for” or “against” the proposal, or they may abstain from voting on the proposal. Abstentions will have effect of voting “against” the proposal, but broker non-votes will not have any effect on the outcome of this proposal. In the event the shareholders do not approve this proposal, the Audit Committee will seek the appointment of another independent registered public accounting firm.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 4, THE RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information regarding those individuals currently serving as directors, any individuals who served as directors in fiscal year 2005, and “Named Executive Officers” of the Company:

Name	Age	Principal Occupation
Joseph Parkinson	60	Chairman and Director
Magnus Gittins	26	Chief Executive Officer, President and Director
Lee Cole (1)	45	Director
Virgil Wenger (1)	75	Director
Antonio Goncalves (2)(3)	31	Director
Peter Rugg (2) (3)	59	Director
John Robertson	55	Director
William Milne (4)	58	Director
Fred Allen (5)	48	Senior Vice President, Materials
Lowell Dashefsky (6)	34	General Counsel
Thomas Finn	40	Chief Financial Officer and Secretary
Peter Gammel	45	Senior Vice President, Technology
Michael Helmus	52	Senior Vice President, Technology
____________________________
(1)	Member of the Compensation Committee.
(2)	Member of the Audit Committee.
(3)	Member of Governance Committee
(4)	Professor Milne is not standing for re-election to the Board at the Annual Meeting.

(5)	Mr. Allen’s association with the Company ended on April 3, 2006.
(6)
Mr. Dashefsky joined the Company as its General Counsel on February 1, 2006 and is included in this table because Mr. Dashefsky would have been a “Named Executive Officer” if he was employed by the Company in fiscal 2005.

Magnus R. E. Gittins, President and Chief Executive Officer

See Mr. Gittins biography under Proposal No. 1.

William Milne, Director

Professor Milne is Head of Electrical Engineering, University of Cambridge and Director of the Centre for Advanced Photonics and Electronics. Professor Milne has been Head of the Electronic Devices and Materials Group at the University of Cambridge for more than five years. His research interests include the deposition, characterization and application of various silicon and carbon based nano-materials. Professor Milne has strong links with industry, having successfully collaborated with companies such as Philips, Thales, Samsung and Motorola. Due to the Company's increasing contacts and involvement with the Centre for Advanced Photonics and Electronics, the Company and Mr. Milne have mutually agreed that Mr. Milne will not seek re-election to the Board and he resigned from the Board on April 17, 2006.

Thomas P. Finn, Chief Financial Officer

Thomas Finn has served as the Chief Financial Officer for Advance Nanotech since October 2005, having joined the Company in February 2005 as its Financial Controller. Prior to joining Advance Nanotech, Mr. Finn worked for Purdue Pharma in various capacities but most recently as an internal auditor from 2004 to February 2005. Mr. Finn worked as an independent consultant, from May 2000 to January 2004, as interim CFO and controller and auditor for various start-up companies where he has always focused on improving controls and procedures. Mr. Finn also worked for over six years with IBM Corporation until May 2000. Mr. Finn holds a Bachelor of Business Administration in Finance from the University of Massachusetts at Amherst and a Masters of Business Administration in International Business from the Helsinki School of Economics in Helsinki, Finland.

Peter Gammel Ph.D., Senior Vice President, Electronics

Dr. Peter Gammel joined Advance Nanotech in July of 2005. Prior to that and since September 2001, Dr. Gammel was the Chief Technology Officer of Agere Systems' Analog Products Division. Dr. Gammel also served as the Director of System on a Chip Integration Research at Bell Laboratories, Lucent Technologies from March 1998 to 2001 and in several leadership positions within AT&T Bell Laboratories.

Michael Helmus Ph.D., Senior Vice-President, BioPharma

Dr. Michael Helmus served as the Vice President, Advanced Biomaterials at Boston Scientific from 2000 to August 2005, when he joined Advance Nanotech. Prior to that, Dr. Helmus held leadership positions with organizations including Edwards Lifesciences, Baxter CVS, Pfizer, and Arthur D. Little.

Fred Allen, Senior Vice President, Materials

Dr. Fred Allen, prior to joining Advance Nanotech, served as Manager of the Technology Assessment and Characterization Section, Strategic Technologies Group at Engelhard Corporation where he was employed for 18 years.  Dr. Allen has originated 10 patent filings and has authored over 30 publications and presentations.

Lowell I. Dashefsky, General Counsel

Mr. Lowell Dashefsky joined the Company in February 2006 as General Counsel. Prior to that and since February 2001, Mr. Dashefsky was an associate at Shearman & Sterling LLP in New York City where he was a member of the Intellectual Property Transactions group. Prior to his employment at Shearman & Sterling, Mr. Dashefsky was an associate at Fish & Neave LLP in New York City where he practiced patent and trademark litigation.

VOTING SECURITIES OF PRINCIPAL
SHAREHOLDERS AND MANAGEMENT

The following table sets forth the beneficial ownership of the Company's common stock as of April 11, 2006 by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's common stock, (ii) each director, (iii) each of the executive officers named in the table under "Executive Compensation — Summary Compensation Table,” (iv) up to two additional individuals who would have been included in clause (i) or (ii) if such individual were employed in 2005, and (v) all directors and executive officers as a group. Except as otherwise indicated in the footnotes to the table, the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable.

Name and Address of Owner (1)	Shares of Common Stock	Percentage Ownership
Jano Holdings Ltd. (2)	6,666,666	16.57%
Bioaccelerate, Inc.	2,000,000	5.62%
Joseph Parkinson (3)	201,118	*
Magnus Gittins (4)	619,593	1.81%
Lee Cole (5)	120,000	*
Virgil Wenger (6)	38,379	*
Antonio Goncalves, Jr.	5,000	*
Peter Rugg (7)	19,390	*
John Robertson (8)	0	*
William Milne (9)	0	*
Fred Allen	13,363	*
Lowell Dashefsky	6,460	*
Thomas Finn (10)	175,775	*
Peter Gammel	25,956	*
Michael Helmus	17,599	*
All executive officers and directors as a group (13 persons)	1,242,633	3.62%

_____________________________________
In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that currently are exercisable or exercisable within 60 days of the date of this table are deemed outstanding.
*	Less than one percent.
(1)	Unless otherwise set forth in the table or in a footnote below, the address of each shareholder is c/o Advance Nanotech, Inc., 600 Lexington Avenue, 29th Floor, New York, New York 10022.
(2)	Consists of immediately exercisable warrants to purchase shares of Common Stock with an exercise price of $2.00 per share, issued in connection with the extension of a $20 million credit facility.
(3)	Consists of 201,118 shares of Common Stock issuable upon exercise of stock options that are immediately exercisable at an exercise price of $1.65 per share.
(4)
Includes 400,000 shares of Common Stock issuable upon exercise of stock options that are immediately exercisable at an exercise price of $2.03 per share. These stock options were granted to Mr. Gittins in his role as a founder of the Company.

(5)
Consists of 120,000 shares of Common Stock issuable upon exercise of stock options that are immediately exercisable at an exercise price of $2.03 per share. These stock options were granted to Mr. Cole in his role as a founder of the Company.

(6)
Includes 12,500 shares of Common Stock issuable upon exercise of warrants that are immediately exercisable at $3.00. The Company issued these warrants to Mr. Wenger in connection with his participation in a private placement by the Company in 2005.

(7)
Includes 6,450 shares of Common Stock issuable upon exercise of warrants that are immediately exercisable at an exercise price of $3.00 per share. The Company issued these warrants to Mr. Rugg in connection with his participation in a private placement by the Company in 2005.

(8)	Professor Robertson joined the Board on April 17, 2006 and did not beneficially own Common Stock as of the date of the table.
(9)	Mr. Milne resigned from the Board on April 17, 2006, prior to the vesting of any stock options granted to him.
(10)
Includes 120,000 shares of Common Stock issuable upon exercise of stock options that are immediately exercisable at an exercise price of $2.03 per share. These stock options were granted to Mr. Finn in his role as a founder of the Company.

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

The following table sets forth summary information concerning compensation paid by or accrued for services rendered to the Company in all capacities during the past three fiscal years to (i) the Company’s Chief Executive Officer, (ii) the four other most highly compensated executive officers who were serving as executive officers at December 31, 2005 and whose total annual salary and bonus exceeded $100,000, and (iii) up to two additional individuals who would have been included in clause (i) or (ii) if such individual were employed in 2005 (the “Named Executive Officers”).

		Annual Compensation			Long-Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($) (1)	Securities Underlying Options (#)	All Other Compensation ($)

Magnus Gittins	2005	200,000	0	35,660		0
Chief Executive Officer	2004	N/A	N/A	N/A	N/A	N/A
	2003	N/A	N/A	N/A	N/A	N/A

Thomas Finn	2005	195,000	0	8,025	0	0
Chief Financial Officer	2004	N/A	N/A	N/A	N/A	N/A
	2003	N/A	N/A	N/A	N/A	N/A

Peter Gammel	2005	220,000	0	0	0	0
Senior Vice President, Electronics	2004	N/A	N/A	N/A	N/A	N/A
	2003	N/A	N/A	N/A	N/A	N/A

Michael Helmus	2005	205,000	0	0	0	0
Senior Vice President, BioPharma	2004	N/A	N/A	N/A	N/A	N/A
	2003	N/A	N/A	N/A	N/A	N/A

Fred Allen (2)	2005	165,000	0	0	0	0
Senior Vice President, Materials	2004	N/A	N/A	N/A	N/A	N/A
	2003	N/A	N/A	N/A	N/A	N/A

Lowell Dashefsky (3)	2005	N/A	N/A	N/A	N/A	N/A
General Counsel	2004	N/A	N/A	N/A	N/A	N/A
	2003	N/A	N/A	N/A	N/A	N/A
______________________________
(1)	Excludes certain perquisites and other amounts that, for any executive officer, in the aggregate did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for such executive officer.
(2)	Mr. Allen’s association with the Company terminated on April 3, 2006.
(3)
Mr. Dashefsky joined the Company as its General Counsel on February 1, 2006 and is included in this table because Mr. Dashefsky would have been a “Named Executive Officer” if he was employed by the Company in fiscal 2005. Mr. Dashefsky has a base salary of $215,000.

Employment Agreements and Termination of Employments

During 2005, Mr. Gittins was a party to a contract with the Company governing the terms of his employment as President and Chief Executive Officer. The contract provides for an initial base salary of $200,000 per annum and eligibility for the Company’s 2005 Equity Incentive Plan.

During 2005, Mr. Finn was a party to a contract with the Company governing the terms of his employment as Financial Controller. The contract provided for an initial base salary of $150,000 per annum and eligibility for the Company’s 2005 Equity Incentive Plan and a non-accountable reimbursement for commuting expenses of $500 per month. On October 18, 2005, the Company’s Board appointed Mr. Finn to serve as Chief Financial Officer and Company Secretary. For his services as Chief Financial Officer, Mr. Finn’s initial base salary was increased to $175,000 per annum. On January 1, 2006, Mr. Finn’s initial base salary was increased to $195,000 per annum.

If a “change in control” (as defined in the agreements) occurs during the term of Mr. Finn’s employment agreement, Mr. Finn may elect in writing to declare that he has been terminated at which time he shall be entitled to (1) a lump sum severance payment equal to his base salary earned over the preceding twelve-month period; and (2) a sum sufficient to pay for the continuation of his medical and dental insurance for a like twelve-month period.

During 2005, Mr. Gammel was a party to a contract with the Company governing the terms of his employment as Senior Vice President, Electronics. The employment agreement provides for an initial base salary of $220,000 per annum, eligibility for the Company’s 2005 Equity Incentive Plan and a one-time sign-on bonus of $10,000.

During 2005, Mr. Helmus was a party to a contract with the Company governing the terms of his employment as Senior Vice President, Biopharma. The employment agreement provides for an initial base salary of $205,000 per annum, eligibility for the Company’s 2005 Equity Incentive Plan and a one-time sign-on bonus of $15,000.

In February 2006, Mr. Dashefsky became a party to a contract with the Company governing the terms of his employment as General Counsel. The employment agreement provides for an initial base salary of $215,000 per annum, eligibility for the Company’s 2005 Equity Incentive Plan and an automatic increase in base salary on the anniversary and each succeeding anniversary of his commencement date by an amount equal to the product of his then base salary and the percentage change in the Consumer Price Index, measured during the preceding twelve month period.

Each of the named executive officers and directors of the Company is a participant in the 2005 Equity Incentive Plan, effective on December 22, 2005, as amended thereafter. According to the terms of the plan, each Executive is eligible for a “Signing Option Grant” (referred to as a “Signing Bonus Grant” in Mr. Dashefsky’s contract) in the amount of his annual base salary payable in 8 quarterly installments over the first two years of employment. Each Executive is also eligible for a stock bonus based on first year performance of additional discounted stock shares up to the amount of his base annual salary. Under the terms and conditions of the Company’s 2005 Equity Incentive Plan, participation will expire three months from the Executive’s termination date unless termination was with “cause.” Under the employment agreements, each of Messrs. Gittins, Finn, Gammel, Helmus and Dashefsky will be entitled to receive stock options and/or equity grants in securities of the Company from time to time at the discretion of the Board.

Under the employment agreements, each of Messrs. Gittins, Finn, Gammel, Helmus and Dashefsky will serve in his position until the second anniversary of his commencement date, unless sooner terminated by him or the Company. Each employment agreement automatically renews for successive one year periods after the initial two year term unless the Company or Executive gives written notice to the contrary prior to the end of the term or renewal term, as the case may be.

Upon termination of employment without “cause” or for “good reason” (as such terms are defined in the employment agreements), each of Messrs. Gittins, Finn, Gammel, and Helmus will be entitled to receive his respective base salary for a period of 180 days and the Company shall continue his (and his family’s) medical and dental benefits for a like period of 180 days. In the case of Mr. Dashefsky, he will be entitled to receive his base salary and medical and dental benefits for a period of 270 days.

Each of Messrs. Gittins, Finn, Gammel and Helmus has agreed that he will not compete with the Company for a period of six months following the term of his employment agreement and that such restriction will apply even if his employment is terminated without “cause” or he terminates his employment for “good reason,” regardless of whether a “change of control” has occurred. Under the employment agreement of Mr. Dashefsky, he will not compete with the Company for a period of 270 days following the term of his employment agreement.

Equity Incentive Plan

The Company presently has a single plan for the granting of equity incentives to directors, employees and consultants - the 2005 Equity Incentive Plan (the “Plan”). Restricted stock and options to purchase common stock may be issued under the Plan. The Plan is intended to be a broad-based, long-term retention program that is intended to attract and retain talented employees, directors and consultants and align their interests with shareholder interests. The purpose of the Plan is to promote the success, and enhance the value, of the Company by aligning the interests of participants with those of the Company’s shareholders. The Company's Board adopted the Plan on December 22, 2005.

The Company has reserved 3,000,000 shares of its common stock for issuance pursuant to grants under the Plan. Under the Plan, participants may be granted shares of the Company's common stock or options to purchase common stock. The Board delegated administration of the Plan to an equity incentive committee consisting of directors Lee Cole and Virgil Wenger. The equity incentive committee will be responsible for approving all grants made under the Plan. The Board unanimously approved the Plan in order to replace the Company's previously adopted Stock Option Plan (the "Old Plan") based upon the advice of outside tax counsel in light of recent changes to the Internal Revenue Code, specifically Rule 409A. The Board terminated the Old Plan simultaneously with the adoption of the Plan, and no further grants of awards shall be made under the Old Plan. Concurrently with the termination of the Old Plan, the rights of holders of options previously granted and outstanding under that plan terminated and are no longer effective, and all participants under the Old Plan became participants under the Plan. Subsequent to year end, in March 2006, the Board unanimously approved an amendment to the Plan and the Plan now specifically states that participants under the Plan may elect a net exercise or cashless exercise with respect to stock options, and participants may elect to have the company holdback shares of restricted stock for taxes payable upon grant of these awards

Equity Compensation Plan Information

The following table gives information about our stock that may be issued under our existing 2005 Equity Incentive Plan as of December 31, 2005.

		Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options and rights (a)	Weighted average exercise price of outstanding options and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in colum (a)) (c)
Equity compensation plans approved by security holders	0	--	0
Equity compensation plans not approved by security holders (1)	--(2)	--	3,000,000
Total	--	--	3,000,000
_________________________________
(1)
Our Board unanimously approved the Plan on December 22, 2005, pursuant to which 3,000,000 shares of Company Common Stock are reserved for issuance upon exercise of stock options or granted as restricted stock.  No grants were made under the Plan in fiscal 2005.

(2)
Grants under the Plan were determined in number and made by the Compensation Committee on January 5, 2006, consisting of 1,000,000 shares of common stock issuable upon exercise of options to purchase common stock and 102,024 shares of restricted shares of common stock. These options all have an exercise price of $2.03. Pursuant to those grants, Mr. Gittins received 13,692 shares of restricted common stock and options to purchase 400,000 shares of common stock with an exercise price of $2.03 per share; Mr. Finn received 13,803 shares of restricted common stock and options to purchase 120,000 shares of common stock with an exercise price of $2.03 per share; Mr. Gammel received 14,112 shares of restricted common stock; Mr. Helmus received 12,422 shares of restricted common stock; Mr. Allen received 8,534 shares of restricted common stock. To acknowledge his role as a founder of the Company, on January 5, 2006, the Compensation Committee awarded Mr. Cole stock options to purchase 120,000 shares of Common Stock at an exercise price of $2.03 per share, in lieu of receiving the standard stock option grant for directors.

(3)
Mr. Parkinson is a non-executive Chairman of the Board. Mr. Parkinson joined the Board on April 5, 2006 and was granted a ten (10) year option to purchase a minimum of 4,826,836 shares of Common Stock of the Company, 10% of the Company’s fully-diluted Common Stock. These options vest in equal monthly installments of 100,559 at the end of each monthly period over the next four years. The price per share for options granted to the Chairman is $1.65 per share, the closing price of the common stock on April 4, 2006, the day immediately preceding the announcement of the Chairman’s association with the Company. The Chairman’s stock option grant includes anti-dilution protection with respect to the Company’s next equity financing, and, accordingly, the Chairman is entitled to receive additional stock options to purchase his proportional shares of common stock, calculated on a fully-diluted basis.

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Securities Exchange Act of 1934, the Company's directors and officers and its significant shareholders (defined by statute as shareholders beneficially owning more than ten percent (10%) of the common stock) are required to file with the Securities and Exchange Commission reports of ownership, and changes in ownership, of common stock. Based solely on a review of the reports received by it, the Company believes that, during 2005, the Company filed one untimely Form 5 report for Magnus Gittins reporting the annual statement of changes in beneficial ownership of securities and thirteen untimely Form 3 reports for each of the following individuals reporting initial statements of beneficial ownership of securities: Linden Boyne, Liza Mullins, Stephanie Interbartolo, Magnus Gittins, Lee Cole, Antonio Goncalves, Virgil Wenger, Peter Rugg, Fred Allen, Thomas Finn, Peter Gammel, Michael Helmus and William Milne. Based upon the copies of those reports furnished to the Company, and written representations that no other reports were required to be filed, the Company believes that all other reporting requirements under Section 16 of the Exchange Act for the year ended December 31, 2005 were met in a timely manner by such designated officers, Board members and greater than 10 percent stockholders.

FEES PAID TO INDEPENDENT AUDITORS

Mendoza Berger & Company, L.L.P. and Hall and Company, CPA’s served as our independent registered public accounting firms for the fiscal years ended December 31, 2005 and 2004, respectively.

On March 8, 2006, the Company dismissed its prior independent registered public accounting firm, Hall and Company, CPAs, Inc. because the Company’s current audit engagement partner left Hall and Company, CPAs, to join Mendoza Berger & Company, L.L.P. The Company believes this partner’s intimate knowledge of the Company’s operations from inception merited a transition to Mendoza Berger & Company, L.L.P.

The Company has not had, throughout its relationship with Hall and Company, CPAs, any disagreements on matters of accounting, financial disclosure, accounting principles or practices or auditing scope or procedure; nor has Hall and Company, CPAs, currently or in the past, resigned or declined to stand for re-election. The financial statements audited by Hall and Company, CPAs, Inc. for the year ended December 31, 2004 did not contain an adverse opinion or a disclaimer of opinion, but contained an uncertainty about the Company's ability to continue as a going concern.

The Audit Committee and Board unanimously approved the change in independent registered public accounting firms as of March 8, 2006, and the Board ratified the appointment of Mendoza Berger & Company, L.L.P. on March 10, 2006. A representative of Mendoza Berger & Company, L.L.P. is expected to be present at the 2006 Annual Meeting, will have an opportunity to make a statement if he desires to do so and is expected to respond to appropriate questions.

The following table shows the fees billed or expected to be billed to us for the audit and other services provided by our accountants for 2005 and 2004:

	2004	2005
Audit Fees	$81,311	$74500
Tax Fees	$35,000	--
Total	$116,311	$74,500

Audit Fees. This category includes the audit of our consolidated financial statements, and reviews of the financial statements included in our Quarterly Reports on Form 10-QSB. This category also includes advice on accounting matters that arose during, or as a result of, the audit or the review of interim financial statements, SEC registration statements and comfort letters.

Tax Fees. These fees relate to the preparation and review of tax returns, tax planning and tax advisory services for revovering Value-Added Tax custom and excise tax paid to Her Majesties Customs & Excise in the U.K.

The Company’s Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor. Unless a type of service to be provided by the independent auditor has received general pre-approval, subject to certain dollar limitations, it will require specific pre-approval by the Audit Committee. The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless otherwise determined by the Audit Committee or otherwise required by applicable law, the Chairperson of the Audit Committee has the right to exercise the pre-approval authority of the Audit Committee. The Audit Committee has determined that the professional services rendered by our accountants are compatible with maintaining the principal accountant's independence. The Audit Committee gave prior approval to all audit and non-audit services rendered in 2005.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee reviews the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The Audit Committee has reviewed and discussed the audited financial statements with management. In addition, the Audit Committee has discussed with the independent auditors the matters required to be discussed by Statements on Auditing Standards No. 90.

The Audit Committee has also received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 “Independence Discussions with Audit Committees,” and has discussed with Mendoza Berger & Company, L.L.P., its independence, including whether their provision of other non-audit services to the Company is compatible with maintaining its independence.

The Audit Committee discussed with the Company's independent auditors the overall scope and plans for the respective audits. The Audit Committee meets with the independent auditors, with and without management present to discuss the results of their examinations, the evaluation of the Company's internal controls and the overall quality of the Company's reporting.

Based upon the review and discussions referred to in the foregoing paragraph, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the last year for filing with the Securities and Exchange Commission. The Audit Committee and the Board also have recommended, subject to shareholder approval, the selection of the Company's independent auditors.

No portion of this Audit Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed to be “filed” under either the Securities Act or the Exchange Act.

/s/ Antonio Goncalves
/s/ Peter Rugg

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has a $20 million revolving line of credit facility with Jano Holdings Ltd. (“Jano”), a related party. A shareholder of the Company, JMSCL Limited, is a wholly owned subsidiary of Jano. As of December 31, 2005 and 2004, the Company had $0 and $1,653,395 outstanding under the credit facility, respectively. The facility bears interest at an annual rate equal to the Applicable Federal Base Rate (as defined in Section 1274(d) of the Internal Revenue Code of 1986) and is repayable in the event that the Company raises $25 million dollars or more in equity funding. In conjunction with the facility, the Company issued Jano warrants for 6,666,666 shares of common stock in 2004 at an exercise price equal to the price of stock offered in the first equity fund raising by the Company. The warrants expire 5 years from the date of issue.

The Company currently leases office facilities from a shareholder in London, at the Savannah House, 5th Floor, 11 Charles II Street, London, SW1Y 4QU, for monthly rent of approximately $4,300 (£2,500). The lease expires on June 30, 2006.
FORM 10-KSB

THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON TO WHOM A COPY OF THIS PROXY STATEMENT IS DELIVERED, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (NOT INCLUDING EXHIBITS TO THE FORM 10-KSB). WRITTEN REQUESTS FOR SUCH COPIES SHOULD BE DIRECTED TO ADVANCE NANOTECH, INC., INVESTOR RELATIONS, 600 THIRD AVENUE, FLOOR 29, NEW YORK, NY 10022.

INVESTOR INFORMATION

All reports filed by the Company with the SEC are available free of charge via EDGAR through the SEC website at www.sec.gov. In addition, the public may read and copy materials filed by the Company with the SEC at the SEC’s public reference room located at 450 Fifth St., N.W., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. The Company also provides copies of its Forms 8-K, 10-QSB, 10-KSB, Proxy, Annual Report and press releases at no charge to investors upon request and makes electronic copies of such reports and press releases available through its website at www.advancenanotech.com as soon as reasonably practicable after filing such material with the SEC. Requests should be sent to the Company, attention: Thomas P. Finn, Chief Financial Officer and Secretary.

The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board may recommend.

BY ORDER OF THE BOARD OF DIRECTORS

Thomas P. Finn
Secretary

New York, New York

April ___, 2006

ANNEX A

FORM OF
AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (hereinafter called this “Agreement”), dated as of ____________, 2006, is entered into between Advance Nanotech, Inc., a public company incorporated in the State of Colorado (the “Company”), and ___________________, a Delaware corporation and a wholly owned subsidiary of the Company (“Advance Nanotech Delaware”).

RECITALS

WHEREAS, the boards of directors of each of the Company and Advance Nanotech Delaware deem it advisable, upon the terms and subject to the conditions herein stated, that the Company be merged with and into Advance Nanotech Delaware, and that Advance Nanotech Delaware be the surviving corporation (the “Reincorporation Merger”); and

WHEREAS, the Company will submit this Agreement for approval by the holders of shares of common stock, no par value, of the Company (“Company Common Stock”);

NOW, THEREFORE, in consideration of the premises and of the agreements of the parties hereto contained herein, the parties hereto agrees as follows:

ARTICLE I

THE REINCORPORATION MERGER; EFFECTIVE TIME

1.1 The Reincorporation Merger. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.2), the Company shall be merged with and into Advance Nanotech Delaware whereupon the separate existence of the Company shall cease. Advance Nanotech Delaware shall be the surviving corporation (sometimes hereinafter referred to as the “Surviving Corporation”) in the Reincorporation Merger and shall continue to be governed by the laws of the State of Delaware. The Reincorporation Merger shall have the effects specified in the General Corporation Law of the State of Delaware, as amended (the “DGCL”), and in the Colorado Business Corporation Act, as amended (the “CBCA”), and the Surviving Corporation shall succeed, without other transfer, to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of the Company, and shall assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of the Company, including, without limitation, all outstanding indebtedness of the Company.

1.2 Effective Time. Provided that the condition set forth in Section 5.1 has been fulfilled or waived in accordance with this Agreement and that this Agreement has not been terminated or abandoned pursuant to Section 6.1, on the date of the closing of the Reincorporation Merger, the Company and Advance Nanotech Delaware shall cause Articles of Merger to be executed and filed with the Secretary of State of Colorado (the “Colorado Articles of Merger”), and a Certificate of Merger to be executed and filed with the Secretary of State of Delaware (the “Delaware Certificate of Merger”). The Reincorporation Merger shall become effective upon the date and time specified in the Colorado Articles of Merger and the Delaware Certificate of Merger (the “Effective Time”).

ARTICLE II

CHARTER AND BYLAWS OF THE SURVIVING CORPORATION

2.1 The Certificate of Incorporation. The certificate of incorporation of Advance Nanotech Delaware in effect at the Effective Time shall be the certificate of incorporation of the Surviving Corporation, unless and until amended in accordance with the provisions provided therein or applicable law.

Annex A-1

2.2 The Bylaws. The bylaws of Advance Nanotech Delaware in effect at the Effective Time shall be the bylaws of the Surviving Corporation, unless and until amended in accordance with the provisions provided therein or applicable law.

ARTICLE III

OFFICERS AND DIRECTORS OF THE SURVIVING CORPORATION

3.1 Officers. The officers of the Company at the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

3.2 Directors. The directors and the members of the various committees of the board of directors of the Company at the Effective Time shall, from and after the Effective Time, be the directors and members of such committees of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

ARTICLE IV

EFFECT OF MERGER ON CAPITAL STOCK

4.1 Effect of Merger on Capital Stock. At the Effective Time, as a result of the Reincorporation Merger and without any action on the part of the Company, Advance Nanotech Delaware or the shareholders of the Company:

(a) Each share of Company Common Stock (other than shares (“Dissenting Shares”) that are owned by shareholders (“Dissenting Shareholders”) exercising dissenters’ rights pursuant to Article 113 of the Colorado Business Corporation Act, as amended (the “CBCA”)), issued and outstanding immediately prior to the Effective Time shall be converted (without the surrender of stock certificates or any other action) into one fully-paid and non-assessable share of common stock, par value $0.001, of Advance Nanotech Delaware (“Delaware Common Stock”), with the same rights, powers and privileges as the shares so converted and all shares of Company Common Stock shall be cancelled and retired and shall cease to exist.

(b) Each option, warrant, purchase right, unit or other security of the Company issued and outstanding immediately prior to the Effective Time shall be (i) converted into and shall be an identical security of Advance Nanotech Delaware, and (ii) in the case of securities to acquire Company Common Stock, converted into the right to acquire the same number of shares of Delaware Common Stock as the number of shares of Company Common Stock that were acquirable pursuant to such option, warrant, purchase right, unit or other security.

4.2 Certificates. At and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of Company Common Stock (other than Dissenting Shares), Company Common Stock, or options, warrants, purchase rights, units or other securities of the Company shall be deemed for all purposes to evidence ownership of and to represent the shares of Delaware Common Stock, or options, warrants, purchase rights, units or other securities of Advance Nanotech Delaware, as the case may be, into which the shares of Company Common Stock, or options, warrants, purchase rights, units or other securities of the Company represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Delaware Common Stock or options, warrants, purchase rights, units or other securities of Advance Nanotech Delaware, as the case may be, evidenced by such outstanding certificate, as above provided.

4.3 Dissenters’ Rights. No Dissenting Shareholder shall be entitled to shares of Delaware Common Stock under this Article IV unless and until the holder thereof shall have failed to perfect or shall have effectively withdrawn or lost such holder’s right to dissent from the Reincorporation Merger under the CBCA, and any Dissenting Shareholder shall be entitled to receive only the payment provided by Article 113 of the CBCA with respect to Dissenting Shares owned by such Dissenting Shareholder. If any person or entity who otherwise would be deemed a Dissenting Shareholder shall have failed to properly perfect or shall have effectively withdrawn or lost the right to dissent with respect to any shares which would be Dissenting Shares but for that failure to perfect or withdrawal or loss of the right to dissent, such Dissenting Shares shall thereupon be treated as though such Dissenting Shares had been converted into shares of Delaware Common Stock pursuant to Section 4.1 hereof.

Annex A-2

ARTICLE V

CONDITION

5.1 Condition to Each Party’s Obligation to Effect the Reincorporation Merger. The respective obligation of each party hereto to effect the Reincorporation Merger is subject to receipt prior to the Effective Time of the requisite approval of this Agreement and the transactions contemplated hereby by the holders of Company Common Stock pursuant to the CBCA and the Articles of Incorporation of the Company.

ARTICLE VI

TERMINATION

6.1 Termination. This Agreement may be terminated, and the Reincorporation Merger may be abandoned, at any time prior to the Effective Time, whether before or after approval of this Agreement by the shareholders of the Company, if the Board of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the Reincorporation Merger would be inadvisable or not in the best interests of the Company and its shareholders. In the event of the termination and abandonment of this Agreement, this Agreement shall become null and void and have no effect, without any liability on the part of either the Company or Advance Nanotech Delaware, or any of their respective shareholders, directors or officers.

ARTICLE VII

MISCELLANEOUS AND GENERAL

7.1 Modification or Amendment. Subject to the provisions of applicable law, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement; provided, however, that an amendment made subsequent to the approval of this Agreement by the holders of Company Common Stock shall not (i) alter or change the amount or kind of shares and/or rights to be received in exchange for or on conversion of all or any of the shares or any class or series thereof of such corporation, (ii) alter or change any provision of the certificate of incorporation of the Surviving Corporation to be effected by the Reincorporation Merger, or (iii) alter or change any of the terms or conditions of this Agreement it such alteration or change would adversely affect the holders of any class or series of capital stock of any of the parties hereto.

7.2 Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

7.3 Governing Law. This Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the law of the state of Delaware without regard to the conflict of law principles thereof.

7.4 Entire Agreement. This Agreement constitutes the entire agreement and supercedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

Annex A-3

7.5 No Third Party Beneficiaries. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

7.6 Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is determined by any court or other authority of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

7.7 Headings. The headings therein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

ADVANCE NANOTECH, INC., a Colorado corporation

By: /s/
Name: Magnus R.E. Gittins Title: Chief Executive Officer

ADVANCE NANOTECH, INC., a Delaware corporation

By: /s/
Name: Magnus R.E. Gittins Title: Chief Executive Officer

Annex A-4

ANNEX B

FORM OF
CERTIFICATE OF INCORPORATION
OF
ADVANCE NANOTECH, INC.

The undersigned, for the purposes of forming a corporation under the laws of the State of Delaware, does make, file and record this Certificate, and does certify that:

FIRST: The name of this corporation is ADVANCE NANOTECH, INC.

SECOND: It’s Registered Office in the State of Delaware is to be located at 160 Greentree Drive, Suite 101, in the City of Dover, County of Kent, 19904. The Registered Agent in charge thereof is National Registered Agents, Inc.

THIRD: The purpose of the corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of Delaware.

FOURTH: The amount of the total authorized capital stock of the corporation is One Hundred Twenty Five Million (125,000,000) shares. One Hundred Million (100,000,000) shares at a par value of $.001 per share shall be classified as Common Stock and Twenty Five Million (25,000,000) shares at a par value of $.001 per share shall be classified as Preferred Stock.

The preferred shares may be issued from time to time in one or more series. The Board is authorized to fix the number of shares and to determine the designation of any such series. The Board is also authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of preferred shares.

FIFTH: The name and mailing address of the incorporator is

LuAnn Chu
2030 Main Street, Suite 1030
Irvine, California 92614

SIXTH: The duration of the corporation shall be perpetual.

SEVENTH: The personal liability of all of the directors of the corporation is hereby eliminated to the fullest extent allowed as provided by the Delaware General Corporation Law, as the same may be supplemented or amended.

EIGHTH: The corporation shall, to the fullest extent legally permissible under the provisions of the Delaware General Corporation Law, as the same may be amended and supplemented, indemnify and hold harmless any and all persons whom it shall have power to indemnify under said provisions from and against any and all liabilities (including expenses) imposed upon or reasonably incurred by him in connection with any action, suit or other proceeding in which he may be involved or with which he may be threatened, or other matters referred to in or covered by said provisions both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director or officer of the corporation. Such indemnification provided shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, Agreement or Resolution adopted by the stockholders entitled to vote thereof after notice.

Annex B-1

NINTH: After the original or other Bylaws of the corporation have been adopted, amended or repealed, as the case may be, in accordance with the provisions of Section 109 of the General Corporation Law of the State of Delaware, and, after the corporation has received any payment for any of its stock, the power to adopt, amend, or repeal the Bylaws of the corporation may be exercised by the Board of the corporation; provided, however, that any provision for the classification of directors of the corporation for staggered terms pursuant to the provisions of subsection (d) of Section 141 of the General Corporation Law of the State of Delaware shall be set forth in an initial Bylaw or in a Bylaw adopted by the stockholders entitled to vote of the corporation unless provisions for such classification shall be set forth in this certificate of incorporation.

TENTH: The directors of the corporation need not be elected by ballot.

Dated on this ___ day of ____________, 2006

LuAnn Chu Incorporator

Annex B-2

ANNEX C

FORM OF
BYLAWS OF ADVANCE NANOTECH, INC.
1.  CORPORATE OFFICES

(a)  REGISTERED OFFICE.

The registered office of Advance Nanotech, Inc. shall be fixed in the corporation's certificate of incorporation, as the same may be amended from time to time.

(b)  OTHER OFFICES.

The corporation's Board (the "Board") may at any time establish other offices at any place or places where the corporation is qualified to do business.

2.  MEETINGS OF STOCKHOLDERS

(a)  PLACE OF MEETINGS.

Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the Board and stated in the notice of the meeting. The Board may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the Delaware General Corporation Law (the "DGCL"). In the absence of any such designation or determination, stockholders' meetings shall be held at the corporation's principal executive office.

(b)  ANNUAL MEETING.

The annual meeting of stockholders shall be held each year for the purpose of electing directors and transacting such other business as may be properly brought before the meeting. The date and time of the annual meeting shall be determined by resolution of the Board.

(c)  SPECIAL MEETING.

A special meeting of the stockholders may be called at any time by the Board, chairperson of the Board, chief executive officer or president (in the absence of a chief executive officer) or by one or more stockholders holding shares in the aggregate entitled to cast not less than 10% of the votes at that meeting.

If any person(s) other than the Board calls a special meeting, the request shall:

(i)  be in writing;

(ii)  specify the time of such meeting and the general nature of the business proposed to be transacted; and

(iii)  be delivered personally or sent by registered mail or by facsimile transmission to the chairperson of the Board, the chief executive officer, the president (in the absence of a chief executive officer) or the secretary of the corporation.

The officer(s) receiving the request shall cause notice to be promptly given to the stockholders entitled to vote at such meeting, in accordance with the provisions of Sections (d) and (e) of these bylaws, that a meeting will be held at the time requested by the person or persons calling the meeting. No business may be transacted at such special meeting other than the business specified in such notice to stockholders. Nothing contained in this paragraph of this Section (c) shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board may be held.

(d)  NOTICE OF STOCKHOLDERS' MEETINGS.

All notices of meetings of stockholders shall be sent or otherwise given in accordance with either Section (e) or Section 8(a) of these bylaws not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting, provided, however, that if the authorized shares are to be increased, at least 30 days notice shall be given. The notice shall specify the place, if any, date and hour of the meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Notice of an annual meeting shall include the purpose of the meeting if the meeting is to consider an amendment to the Certificate of Incorporation, a merger or share exchange in which the corporation is a party, the sale, lease, exchange or other disposition of all or substantially all of the property of the corporation, or dissolution of the corporation.

Annex C-1

(e)  MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE.

Notice of any meeting of stockholders shall be given:

(i)  personally or by mail, if mailed, when deposited in the United States mail, postage prepaid, directed to the stockholder at his or her address as it appears on the corporation's records; or

(ii)  if electronically transmitted as provided in Section 8(a) of these bylaws.

An affidavit of the secretary or an assistant secretary of the corporation or of the transfer agent or any other agent of the corporation that the notice has been given by mail or by a form of electronic transmission, as applicable, shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

(f)  QUORUM.

The holders of a majority of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. If a quorum is present, the affirmative vote of the majority of the shares presented at the meeting and entitled to vote shall be the act of the stockholders, unless the vote of a greater number of voting by classes is required by statute or the Certificate of Incorporation or the Bylaws. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairperson of the meeting, or (ii) the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

(g)  ADJOURNED MEETING; NOTICE.

When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place if any thereof, and the means of remote communications if any by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the continuation of the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

(h)  CONDUCT OF BUSINESS.

The chairperson of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business.

(i)  VOTING.

The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section (k) of these bylaws, subject to Section 217 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and Section 218 (relating to voting trusts and other voting agreements) of the DGCL.

Except as may be otherwise provided in the certificate of incorporation or these bylaws, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

(j)  STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING.

Unless otherwise provided in the certificate of incorporation, any action required by the DGCL to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

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Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the corporation as provided in Section 228 of the DGCL. In the event that the action which is consented to is such as would have required the filing of a certificate under any provision of the DGCL, if such action had been voted on by stockholders at a meeting thereof, the certificate filed under such provision shall state, in lieu of any statement required by such provision concerning any vote of stockholders, that written consent has been given in accordance with Section 228 of the DGCL.

(k)  RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING CONSENTS.

In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other such action.
If the Board does not so fix a record date:

(i)  The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

(ii)  The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board is necessary, shall be the day on which the first written consent is expressed.

(iii)  The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.
A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

(l)  PROXIES.

Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL.

(m)  LIST OF STOCKHOLDERS ENTITLED TO VOTE.

The officer who has charge of the stock ledger of the corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the corporation's principal executive office. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

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3.  DIRECTORS

(a)  POWERS.

Subject to the provisions of the DGCL and any limitations in the certificate of incorporation or these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board.

(b)  NUMBER OF DIRECTORS.

The authorized number of directors which shall constitute the whole board shall be not less than three nor more than eleven, with the exact number within the range to be fixed by resolution of the Board. The number of directors may be increased or decreased by amendment to these Bylaws but no reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires.

(c)  ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS.

Except as provided in Section (d) of these bylaws, directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws. The certificate of incorporation or these bylaws may prescribe other qualifications for directors. Each director, including a director elected to fill a vacancy, shall hold office until such director's successor is elected and qualified or until such director's earlier death, resignation or removal.

All elections of directors shall be by written ballot, unless otherwise provided in the certificate of incorporation; if authorized by the Board, such requirement of a written ballot shall be satisfied by a ballot submitted by electronic transmission, provided that any such electronic transmission must be either set forth or be submitted with information from which it can be determined that the electronic transmission authorized by the stockholder or proxy holder.

(d)  RESIGNATION AND VACANCIES.

Any director may resign at any time upon notice given in writing or by electronic transmission to the corporation. When one or more directors so resigns and the resignation is effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this section in the filling of other vacancies.

Unless otherwise provided in the certificate of incorporation or these bylaws:

(i)  Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote may be filled by the affirmative vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. Any directorship to be filled by reason of an increase in the number of directors shall be filled by the affirmative vote of a majority of the directors then in office or by the stockholders.

(ii)  Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.
If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the certificate of incorporation or these bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the DGCL.

Annex C-4

If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole Board (as constituted immediately prior to any such increase), then the Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the DGCL as far as applicable.

(e)  PLACE OF MEETINGS; MEETINGS BY TELEPHONE.

The Board may hold meetings, both regular and special, either within or outside the State of Delaware.

Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

(f)  REGULAR MEETINGS.

Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board.

(g)  SPECIAL MEETINGS; NOTICE.

Special meetings of the Board for any purpose or purposes may be called at any time by the chairperson of the Board, the chief executive officer, the president, the secretary or any three directors.
Notice of the time and place of special meetings shall be:

(i)  delivered personally by hand, by courier or by telephone;

(ii)  sent by United States first-class mail, postage prepaid;

(iii)  sent by facsimile; or

(iv)  sent by electronic mail,

directed to each director at that director's address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the corporation's records.

If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or (iii) sent by electronic mail, it shall be delivered or sent at least 2 days before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. Any oral notice may be communicated to the director. The notice need not specify the place of the meeting (if the meeting is to be held at the corporation's principal executive office) nor the purpose of the meeting.

(h)  QUORUM.

At all meetings of the Board, a majority of the authorized number of directors shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by statute, the certificate of incorporation or these bylaws. If a quorum is not present at any meeting of the Board, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

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(i)  BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING.

Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

(j)  FEES AND COMPENSATION OF DIRECTORS.

Unless otherwise restricted by the certificate of incorporation or these bylaws, the Board shall have the authority to fix the compensation of directors.

(k)  APPROVAL OF LOANS TO OFFICERS.

The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiary, including any officer or employee who is a director of the corporation or its subsidiary, whenever, in the judgment of the Board, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board shall approve, including, without limitation, a pledge of shares of stock of the corporation.

(l)  REMOVAL OF DIRECTORS.

Unless otherwise restricted by statute, the certificate of incorporation or these bylaws, any director or the entire Board may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director's term of office.

4.  COMMITTEES

(a)  COMMITTEES OF DIRECTORS.

The Board may designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board or in these bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopt, amend or repeal any bylaw of the corporation,

(b)  COMMITTEE MINUTES.

Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

(c)  MEETINGS AND ACTION OF COMMITTEES.

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(i)  Section 3(e) (place of meetings and meetings by telephone);

(ii)  Section 3(f) (regular meetings);

(iii)  Section 3(g) (special meetings and notice);

(iv)  Section 3(h) (quorum);

Annex C-6

(v)  Section 7(m) (waiver of notice); and

(vi)  Section 3(i) (action without a meeting)

with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board and its members. However:

(i)  the time of regular meetings of committees may be determined either by resolution of the Board or by resolution of the committee;

(vii)  special meetings of committees may also be called by resolution of the Board; and

(viii)  notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

5.  OFFICERS

(a)  OFFICERS.

The officers of the corporation shall be a chief executive officer, a president and a secretary. The corporation may also have, at the discretion of the Board, a vice chairperson of the Board, a treasurer, a chief financial officer, one or more vice presidents, one or more assistant vice presidents, one or more assistant treasurers, one or more assistant secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person.

(b)  APPOINTMENT OF OFFICERS.

The Board shall appoint the officers of the corporation, except such officers as may be appointed in accordance with the provisions of Sections (c) and (e) of these bylaws, subject to the rights, if any, of an officer under any contract of employment.

(c)  SUBORDINATE OFFICERS.

The Board may appoint, or empower the chief executive officer or, in the absence of a chief executive officer, the president, to appoint, such other officers and agents as the business of the corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the Board may from time to time determine.

(d)  REMOVAL AND RESIGNATION OF OFFICERS.

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board at any regular or special meeting of the Board or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board.

Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

(e)  VACANCIES IN OFFICES.

Any vacancy occurring in any office of the corporation shall be filled by the Board or as provided in Section (b).

(f)  CHAIRPERSON OF THE BOARD.

The chairperson of the Board, if elected, shall, if present, preside at meetings of the stockholders and of the Board and exercise and perform such other powers and duties as may from time to time be assigned to him by the Board or as may be prescribed by these bylaws. If there is no chief executive officer or president, then the chairperson of the Board shall also be the chief executive officer of the corporation and shall have the powers and duties prescribed in Section (g) of these bylaws.
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(g)  CHIEF EXECUTIVE OFFICER.

Subject to such supervisory powers, if any, as the Board may give to the chairperson of the Board, the chief executive officer shall, subject to the direction and supervision of the Board, be the most senior officer of the corporation and shall have primary, general and active control of its affairs and business and general supervision of its officers, agents and employees. He shall have authority to expend corporation funds, to incur debt on behalf of the corporation, and to acquire and dispose of property, real and personal, tangible and intangible. In the event the position of chairperson of the board shall not be occupied or the chairman shall be absent or otherwise unable to act, the chief executive officer shall preside at meetings of the stockholders and the Board and shall discharge the duties of the presiding officer. He shall, unless otherwise directed by the Board, attend in person or by substitute appointed by him, or shall execute on behalf of the corporation written instruments appointing a proxy or proxies to represent the corporation at all meetings of the stockholders of any other corporation in which the corporation shall hold any stock. He may, on behalf of the corporation, in person or by substitute or by proxy, execute written waivers of notice and consents with respect to any such meetings. At all such meetings and otherwise, the chief executive officer, in person or by substitute or by proxy as aforesaid, may vote the stock so held by the corporation and may execute written consents and other instruments with respect to such stock and may exercise any and all rights and powers incident to the ownership of said stock, subject however to the instructions, if any, of the Board. The chief executive officer shall have custody of the treasurer’s bond, if any.

(h)  PRESIDENT.

The president shall assist the chief executive officer, as directed by the Board or the chief executive officer, and shall perform such duties as may be assigned to him from time to time by the Board or the chief executive officer. If the office of chief executive officer is vacant, the president shall have the powers and perform the duties of the chief executive officer until such vacancy is filled by the Board.

(i)  VICE PRESIDENTS.

Each vice president shall have such powers and perform such duties as the Board may from time to time prescribe or as the chief executive officer may from time to time delegate to him. At the request of the chief executive officer, in the case of the president’s absence or inability to act, any vice president may temporarily act in the president’s place. In the case of the death of the president, or in the case of his absence or inability to act without having designated a vice president or vice presidents to act temporarily in his place, the Board, by resolution, may designate a vice president or vice presidents, to perform the duties of the president.

(j)  SECRETARY.

The secretary shall keep or cause to be kept, at the principal executive office of the corporation or such other place as the Board may direct, a book of minutes of all meetings and actions of directors, committees of directors, and stockholders. The minutes shall show

(i)  the time and place of each meeting;

(ii)  whether regular or special (and, if special, how authorized and the notice given);

(iii)  the names of those present at directors' meetings or committee meetings;

(iv)  the number of shares present or represented at stockholders' meetings;

(v)  and the proceedings thereof.

The secretary shall keep, or cause to be kept, at the principal executive office of the corporation or at the office of the corporation's transfer agent or registrar, as determined by resolution of the Board, a share register, or a duplicate share register showing;

(ii)  the names of all stockholders and their addresses;

(vi)  the number and classes of shares held by each;

(vii)  the number and date of certificates evidencing such shares; and

(viii)  the number and date of cancellation of every certificate surrendered for cancellation.

Annex C-8

The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board required to be given by law or by these bylaws. The secretary shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the Board or by these bylaws.

(k)  CHIEF FINANCIAL OFFICER.

The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

The chief financial officer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositories as the Board may designate. The chief financial officer shall disburse the funds of the corporation as may be ordered by the Board, shall render to the chief executive officer or, in the absence of a chief executive officer, the president and directors, whenever they request it, an account of all his or her transactions as chief financial officer and of the financial condition of the corporation, and shall have other powers and perform such other duties as may be prescribed by the Board or these bylaws.

The chief financial officer shall be the treasurer of the corporation.

(l)  ASSISTANT SECRETARY.

The assistant secretary, or, if there is more than one, the assistant secretaries in the order determined by the stockholders or Board (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of the secretary's inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as may be prescribed by the Board or these bylaws.

(m)  ASSISTANT TREASURER.

The assistant treasurer, or, if there is more than one, the assistant treasurers, in the order determined by the stockholders or Board (or if there be no such determination, then in the order of their election), shall, in the absence of the chief financial officer or in the event of the chief financial officer's inability or refusal to act, perform the duties and exercise the powers of the chief financial officer and shall perform such other duties and have such other powers as may be prescribed by the Board or these bylaws.

(n)  REPRESENTATION OF SHARES OF OTHER CORPORATIONS.

The chairperson of the Board, the president, any vice president, the treasurer, the secretary or assistant secretary of this corporation, or any other person authorized by the Board or the president or a vice president, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

(o)  AUTHORITY AND DUTIES OF OFFICERS.

In addition to the foregoing authority and duties, all officers of the corporation shall respectively have such authority and perform such duties in the management of the business of the corporation as may be designated from time to time by the Board or the stockholders.

6.  RECORDS AND REPORTS

(a)  MAINTENANCE AND INSPECTION OF RECORDS.

The corporation shall, either at its principal executive office or at such place or places as designated by the Board, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these bylaws as amended to date, accounting books, and other records.

Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent so to act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal executive office.

Annex C-9

(b)  INSPECTION BY DIRECTORS.

Any director shall have the right to examine the corporation's stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his or her position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court may summarily order the corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

7.  GENERAL MATTERS

(a)  CHECKS.

From time to time, the Board shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

(b)  EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS.

The Board, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

(c)  STOCK CERTIFICATES.

The shares of the corporation shall be represented by certificates, provided that the Board may provide by resolution that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the Board, every holder of stock shall be entitled to have a certificate signed by, or in the name of the corporation by the chairperson or vice-chairperson of the Board, or the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

(d)  SPECIAL DESIGNATION ON CERTIFICATES.

If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

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(e)  LOST CERTIFICATES.

Except as provided in this Section 7.5, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and cancelled at the same time. The corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or such owner's legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

(f)  CONSTRUCTION; DEFINITIONS.

Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the DGCL shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

(g)  DIVIDENDS.

The Board, subject to any restrictions contained in either (i) the DGCL, or (ii) the certificate of incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property, or in shares of the corporation's capital stock.

The Board may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the corporation, and meeting contingencies.

(h)  FISCAL YEAR.

The fiscal year of the corporation shall be fixed by resolution of the Board and may be changed by the Board.

(i)  SEAL.

The corporation shall adopt a corporate seal. The corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

(j)  TRANSFER OF STOCK.

Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

(k)  STOCK TRANSFER AGREEMENTS.

The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

(l)  REGISTERED STOCKHOLDERS.

The corporation:

(i)   shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner;

(ii)  shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares; and

(iii)  shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

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(m)  WAIVER OF NOTICE.

Whenever notice is required to be given under any provision of the DGCL, the certificate of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

8.  NOTICE BY ELECTRONIC TRANSMISSION

(a)  NOTICE BY ELECTRONIC TRANSMISSION.

Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the DGCL, the certificate of incorporation or these bylaws, any notice to stockholders given by the corporation under any provision of the DGCL, the certificate of incorporation or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the corporation. Any such consent shall be deemed revoked if:

(i)  the corporation is unable to deliver by electronic transmission two consecutive notices given by the corporation in accordance with such consent; and

(ii)  such inability becomes known to the secretary or an assistant secretary of the corporation or to the transfer agent, or other person responsible for the giving of notice.
However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to the preceding paragraph shall be deemed given:

(iii)  if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

(iii)  if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

(iv)  if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

(v)  if by any other form of electronic transmission, when directed to the stockholder.

An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

(b)  DEFINITION OF ELECTRONIC TRANSMISSION.

An "electronic transmission" means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

(c)  INAPPLICABILITY.

Notice by a form of electronic transmission shall not apply to Sections 164, 296, 311, 312 or 324 of the DGCL.

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9.  AMENDMENTS

These bylaws may be adopted, amended or repealed by the stockholders entitled to vote. However, the corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.

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ANNEX D

COLORADO BUSINESS CORPORATION ACT

Article 113 -- Dissenters’ Rights

7-113-101. DEFINITIONS

For purposes of this article:

(1) “Beneficial shareholder” means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2) “Corporation” means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

(3) “Dissenter” means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

(4) “Fair value”, with respect to a dissenter’s shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

(5) “Interest” means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

(6) “Record shareholder” means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

(7) “Shareholder” means either a record shareholder or a beneficial shareholder.

7-113-102. RIGHT TO DISSENT

(1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the corporation is a party if:

(I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

(II)  (II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

(b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

(c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1); and

(d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2).

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(1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

(a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders’ meeting at which the corporate action is submitted to a vote;

(b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

(c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder’s shares, pursuant to the corporate action, anything except:

(a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

(b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

(c) Cash in lieu of fractional shares; or

(d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

(2) (Deleted by amendment, L. 96, p. 1321, ss.30, effective June 1, 1996.)

(2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

(3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the Board.

(4) A shareholder entitled to dissent and obtain payment for the shareholder’s shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

7-113-103. DISSENT BY NOMINEES AND BENEFICIAL OWNERS

(1) A record shareholder may assert dissenters’ rights as to fewer than all the shares registered in the record shareholder’s name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters’ rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

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(2) A beneficial shareholder may assert dissenters’ rights as to the shares held on the beneficial shareholder’s behalf only if:

(a) The beneficial shareholder causes the corporation to receive the record shareholder’s written consent to the dissent not later than the time the beneficial shareholder asserts dissenters’ rights; and

(b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters’ rights as to all such shares as to which there is no limitation on the ability to exercise dissenters’ rights. Any such requirement shall be stated in the dissenters’ notice given pursuant to section 7-113-203.

7-113-201. NOTICE OF DISSENTERS’ RIGHTS

(1) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is submitted to a vote at a shareholders’ meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters’ rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders’ meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder’s shares under this article by reason of the shareholder’s failure to comply with the provisions of section 7-113-202 (1).

(2) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters’ rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders’ meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder’s shares under this article by reason of the shareholder’s failure to comply with the provisions of section 7-113-202 (2).

7-113-202. NOTICE OF INTENT TO DEMAND PAYMENT

(1) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is submitted to a vote at a shareholders’ meeting and if notice of dissenters’ rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters’ rights shall:

(a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder’s intention to demand payment for the shareholder’s shares if the proposed corporate action is effectuated; and

(b) Not vote the shares in favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters’ rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters’ rights shall not execute a writing consenting to the proposed corporate action.

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(3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder’s shares under this article.

7-113-203. DISSENTERS’ NOTICE

(1) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized, the corporation shall give a written dissenters’ notice to all shareholders who are entitled to demand payment for their shares under this article.

(2) The dissenters’ notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters’ rights under section 7-113-102 and shall:

(a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

(b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

(c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

(e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

(f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

(g) Be accompanied by a copy of this article.

7-113-204. PROCEDURE TO DEMAND PAYMENT

(1) A shareholder who is given a dissenters’ notice pursuant to section 7-113-203 and who wishes to assert dissenters’ rights shall, in accordance with the terms of the dissenters’ notice:

(a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

(b) Deposit the shareholder’s certificates for certificated shares.

(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder’s exercise of dissenters’ rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

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(4) A shareholder who does not demand payment and deposit the shareholder’s share certificates as required by the date or dates set in the dissenters’ notice is not entitled to payment for the shares under this article.

7-113-205. UNCERTIFICATED SHARES

(1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

(2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

7-113-206. PAYMENT

(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters’ rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation’s current record of shareholders for the record shareholder holding the dissenter’s shares, the amount the corporation estimates to be the fair value of the dissenter’s shares, plus accrued interest.

(2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

(a) The corporation’s balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation’s balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders’ equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

(b) A statement of the corporation’s estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter’s right to demand payment under section 7-113-209; and

(e) A copy of this article.

7-113-207. FAILURE TO TAKE ACTION

(1) If the effective date of the corporate action creating dissenters’ rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(2) If the effective date of the corporate action creating dissenters’ rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters’ notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.
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7-113-208. SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED AFTER ANNOUNCEMENT OF PROPOSED CORPORATE ACTION

(1) The corporation may, in or with the dissenters’ notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters’ rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter’s payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters’ rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters’ rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

(2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).

7-113-209. PROCEDURE IF DISSENTER IS DISSATISFIED WITH PAYMENT OR OFFER

(1) A dissenter may give notice to the corporation in writing of the dissenter’s estimate of the fair value of the dissenter’s shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation’s offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

(a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

(b) The corporation fails to make payment under section 7-113-206 within sixty-days after the date set by the corporation by which the corporation must receive the payment demand; or

(c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).

(2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter’s shares.

7-113-301. COURT ACTION

(1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

(2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court of the county in this state where the corporation’s principal office is located or, if the corporation has no principal office in this state, in the district court of the county in which its registered office is located. If the corporation is a foreign corporation without a registered office, it shall commence the proceeding in the county where the registered office of the domestic corporation merged into, or whose shares were acquired by, the foreign corporation was located.

(3) The corporation shall make the dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter’s payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation’s current records of shareholder holding the dissenter’s shares, or as provided by law.

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(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

(5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter’s shares for which the corporation elected to withhold payment under section 7-113-208.

7-113-302. COURT COSTS AND COUNSEL FEES

(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with the requirements of part 2 of this article; or

(b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

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ANNEX E
FORM OF
AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
ADVANCE NANOTECH, INC.
(a Colorado corporation originally
incorporated on March 3, 1980)

These Amended and Restated Articles of Incorporation have been duly adopted by the corporation’s board of directors and shareholders in accordance with the applicable provisions of the Colorado Business Corporation Act.

ARTICLE I

The name of the corporation is Advance Nanotech, Inc.

ARTICLE II

The name and address of the registered agent of the corporation in the State of Colorado is United Corporate Services, Inc., 10725 West 85th Place, Arvada, Colorado 80005.

ARTICLE III

The principal office address of the corporation is 600 Lexington Avenue, 29th Floor, New York, New York 10022.

ARTICLE IV

A. The corporation is authorized to issue two classes of stock designated as common stock and preferred stock. The total number of shares of capital stock that the corporation is authorized to issue is One Hundred and Twenty-Five Million (125,000,000) shares, consisting of One Hundred Million (100,000,000) shares of common stock (the “Common Stock”), having a par value of $0.001 per share, and Twenty-Five Million (25,000,000) shares of Preferred Stock, having a par value of $0.001 per share (the "Preferred Stock").

B. The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in one or more series, and by filing a certificate pursuant to the applicable law of the State of Colorado (such certificate being hereinafter referred to as a "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation.

ARTICLE V

Cumulative voting of shares of stock is not permitted in the election of directors or otherwise.

ARTICLE VI

Shareholders of the corporation do not have preemptive rights to acquire unissued shares of the corporation.

ARTICLE VII

To the fullest extent permitted by Colorado law, as the same may be amended from time to time, a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If Colorado law is hereafter amended to authorize, with or without the approval of a corporation’s stockholders, further reductions in the liability of the corporation’s directors for breach of fiduciary duty, then a director of the corporation shall not be liable for any such breach to the fullest extent permitted by the Colorado law as so amended. Any repeal or modification of the foregoing provisions of this Article, by amendment of this Article or by operation of law, shall not adversely affect any right or protection of a director of the corporation with respect to any acts or omissions of such director occurring prior to such repeal or modification.

Annex E-1

ARTICLE VIII
Unless the context of this Article indicates otherwise, initially capitalized terms used herein shall have the meanings given in section 7-109-101 of the Colorado Business Corporation Act. The corporation, subject to the exceptions and limitations and in accordance with the procedures set forth in the Bylaws of the corporation, shall indemnify against Liability, to the fullest extent authorized by the Colorado Business Corporation Act, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than permitted prior thereto), incurred in any Proceeding by an individual made a Party to the Proceeding because he is or was a director or officer of the corporation or any subsidiary of the corporation if: (i) he conducted himself in good faith; (ii) he reasonably believed: (A) in the case of conduct in his official capacity with the corporation, that his conduct was in the corporation’s best interests; or (B) that in all other cases, that his conduct was at least not opposed to the corporation’s best interests; and (iii) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful.

ARTICLE IX

The officers and directors of the corporation shall be subject to the doctrine of corporate opportunities only insofar as it applies to business opportunities in which the corporation has expressed an interest as determined from time to time by the corporation’s board of directors as evidence by resolutions appearing in the corporation’s minute book, and as otherwise properly evidenced and provided for in contracts of employment or similar agreements between the corporation and its executive officers. When such areas of interest are delineated, all such business opportunities within such areas of interest which come to the attention of the officers, directors and other members of management of the corporation shall be disclosed promptly to the corporation and made available to it. The board of directors may reject any business opportunity presented to it and thereafter, any officer, or director, or other member of management may avail himself of such opportunity. Until such time as the corporation, through its board of directors has designated an area of interest, the officers, directors, and other members of management of the corporation shall be free to engage in such areas of interest on their own and the provisions hereof shall not limit the rights of any officer, director or other member of management of the corporation to continue a business existing prior to the time that such area of interest is designated by the corporation. This Article shall not be construed to release any employee of the corporation (other than an officer, director, or member of management) from any duties which he may have to the corporation.

ARTICLE X

No contract or transaction between the corporation and one or more of its directors or officers, or any other corporation, partnership, association or other organization in which one or more of its directors or officers is a director or officer or is financially interested shall be either void or voidable or be enjoined, set aside, or give rise to an award of damages or other sanctions in a proceeding by a shareholder or by or in the right of the corporation, solely because the contract or transaction involves a director of the corporation or an entity in which a director of the corporation is a director or officer or has a financial interest or solely because the director is present at or participates in the meeting of the board of directors which authorizes, approves, or ratifies the contract or transaction or solely because the director’s vote is counted for such purpose if: (a) the material facts of such relationship, interest, contract or transaction are disclosed to or known by the board of directors, that in good faith authorizes, approves, or ratifies the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum; (b) the material facts of such relationship, interest, contract or transaction are disclosed to or known by the shareholders entitled to vote thereon, and the contract or transaction is specifically authorized, approved or ratified in good faith by vote of the shareholders; or (c) the relationship, interest, contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, or the shareholders. Interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors, which authorizes, approves or ratifies such contract or transaction. The board of directors shall not authorize a loan by the corporation to a director or to an entity in which a director of the corporation is a director or officer or has a financial interest, or a guaranty by the corporation of an obligation of a director of the corporation or of an obligation of an entity in which a director of the corporation is a director or officer or has a financial interest until at least ten (10) days after written notice of the proposed authorization of the loan or guaranty has been given to the shareholders who would be entitled to vote thereon if the issue of the loan or guaranty were submitted to a vote of the shareholders.

Annex E-2

ARTICLE XI

These Amended and Restate Articles of Incorporation are hereby delivered for filing pursuant to Sections 7-110-101 to 7-110-107, inclusive, of the Colorado Business Corporation Act.

ARTICLE XII

Magnus Gittins, an individual of 600 Lexington Avenue, 29th Floor, New York, NY 10022 has caused this document to be delivered for filing.

IN WITNESS WHEREOF, the undersigned has executed this certificate on _______ __, 2005.

ADVANCE NANOTECH, INC.

Date:	By:
Magnus Gittins President and Chief Executive Office

Annex E-3

ANNEX F

ADVANCE NANOTECH, INC.
AUDIT COMMITTEE CHARTER

This charter sets forth the authority and responsibility of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Advance Nanotech, Inc. (the "Company").

Purpose and Authority.

The primary purposes of the Committee are to prepare the report that Securities and Exchange Commission ("SEC") rules require to be included in Company's annual proxy statement and to assist the Board in fulfilling its oversight responsibilities to the stockholders of the Company relating to:

•	the integrity of the Company's financial statements, including disclosure controls and procedures;

•	the Company's compliance with legal and regulatory requirements;

•	the independent auditor's qualifications and independence; and

•	the performance of the Company's internal audit function and internal controls and the Company's independent auditors.

The Committee will primarily fulfil these responsibilities by carrying out the activities listed below in Section V of this charter.  Subject to any restrictions or limitations on the delegation of power and authority imposed by the rules or regulations promulgated by the SEC, the American Stock Exchange ("AMEX") or other regulatory authority, or by applicable law, the Committee shall have and may exercise all the powers and authority of the Board of Directors reasonably necessary or advisable for the Committee to effectuate its purposes and perform its responsibilities as set forth in this Section I and in Section V of this charter.

Composition.

The Committee will be appointed annually to serve at the pleasure of the Board and will be comprised of not less than two Directors.  The Board shall designate one member of the Committee to be Chair.  Vacancies in the Committee may be filled at any meeting of the Board.

Each member of the Committee shall be independent and free from any relationship that in the opinion of the Board would interfere with the exercise of independent judgment as a member of the Committee.  For purposes of determining Director independence, the term "independent" shall also mean a Director who meets the definition of "independence" for members of an audit committee set forth in the Company Manual of the AMEX and Section 10(A)(m)(3) of the Securities Exchange Act of 1934, as amended.  All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall be a "financial expert," as defined in rules promulgated by the SEC.  Committee members are encouraged to enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company and by outside services.

No member of the Committee shall serve simultaneously on the audit committee of more than three public companies (including the Company).

Meetings.

The Committee shall meet at least four times annually, or more frequently as circumstances dictate.  Regular meetings of the Committee may be held without call or notice at such times and places as the Committee from time to time may fix.  Special meetings of the Committee may be called by the Chairman of the Committee or by the Secretary of the Company when requested to do so by any two members of the Committee or by the Company's independent or internal auditors.  Notice shall be given in the same manner as notice of special meetings of the Board.

Annex F-1

Any action required or permitted to be taken at any meeting of the Committee may be taken without a meeting if consent in writing is given thereto by all members of the Committee and such consent is filed with the minutes.
Minutes of the meetings of the Committee will be prepared and kept in the minute books of the Company, together with minutes of meetings of other committees of the Board.  These minutes shall be made available to the members of the Board from time to time for their information.

Quorum.

A majority of the members of the Committee, but no fewer than two persons, shall constitute a quorum for the transaction of business at any meeting of the Committee.  Any action of the Committee to be effective must be authorized by the affirmative vote of a majority of the members thereof present and in any event shall require not less than two affirmative votes.

Responsibilities and Duties.

To fulfil its responsibilities and duties the Committee shall:

Meet and Review Documents/Reports

1. Review and, as appropriate, update this Charter at least annually.

2. Review and discuss with management and the independent auditors the Company's annual and quarterly financial statements and annual and quarterly reports on Forms 10-K and 10-Q, respectively, prior to filing each such report, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and any certification, report, opinion or review rendered by the independent auditors with respect thereto.

3. Discuss the general types of information to be disclosed, and the type of presentation to be made, in the Company's earnings press releases and in the financial information and earnings guidance, if any, provided to analysts and rating agencies.

4. Meet separately, periodically, with management, the internal auditors (or other personnel responsible for the internal audit function) and with independent auditors.

5. Report to the Board of Directors following meetings of the Committee.

Independent Auditors

6. Appoint the firm of independent certified public accountants to serve as the Company's independent auditors, which firm shall report directly to the Committee, and retain or terminate, when appropriate, such firm.  The Committee shall be directly responsible for the appointment, compensation and oversight of the independent auditors.

7. Obtain and review at least annually a report by the independent auditors describing:  (a) the firm's internal quality control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (c) all relationships between the independent auditors and the Company, including services performed for the Company and fees charged to the Company, and all other relationships that may adversely affect the independence of the auditors.

Annex F-2

8. Consider, at least annually, the independence of the independent auditors, including all relationships between the Company and the independent auditors and whether such auditors' performance of permissible non-audit services is compatible with the auditors' independence.

9. Pre-approve all audit engagement fees and terms and all non-audit engagements with the independent auditors.  The Committee shall have sole authority to carry out the responsibilities set forth in this Paragraph 9.

10. Review with the independent auditors the degree to which leased employees were used (if at all) in the performance of the independent accounts services.

11. Approve the hiring by the Company of any current employee of the independent auditors or any former employee of the independent auditors employed by the independent auditors within the prior one-year period; provided that, in no event shall the Committee approve the hiring by the Company of a chief executive officer, controller, chief financial officer, chief accounting officer or any person that would serve in an equivalent position for the Company if such person was employed by the independent auditors and participated in the audit of the Company during the one-year period preceding the date of the initiation of the most recent audit.

Financial Reporting Processes

12. In consultation with the independent auditors, management and the internal auditors, review the integrity of the Company's financial reporting processes, both internal and external, and the fullness and accuracy of the Company's financial statements.

13. Review the adequacy of the Company's internal controls.

14. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied to financial reporting.

15. Consider and approve, if appropriate, major changes to the Company's internal auditing and accounting principles and practices as suggested by the independent auditors or management.

16. Establish regular and separate systems of reporting to the Committee by management and the independent auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgments.

17. Review with the independent auditors any problems or difficulties encountered during the course of the audit work, including any restrictions on the scope of work or access to requested information, any significant disagreements between the independent auditors and management, and management's response to such problems or difficulties.

18. Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

19. Establish procedures, pursuant to rules or regulations that may be issued from time to time by the SEC and/or the AMEX, for handling complaints regarding accounting, internal accounting controls and auditing matters, including procedures for confidential, anonymous submission of legitimate concerns by employees regarding accounting and auditing matters.

20. Prepare the report that SEC rules require to be included in the Company's annual proxy statement.

Risk Assessment

21. Evaluate the Company's guidelines and policies with respect to risk assessment and risk management.

Annex F-3

Ethical and Legal Compliance

22. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

23. Review with the Company's counsel, legal compliance matters including securities laws compliance and any legal matter that could have a significant impact on the Company's financial statements.

24. Obtain such advice and assistance from outside legal, accounting or other advisors as deemed appropriate by the Committee in its sole discretion.  The Committee is specifically empowered to retain these advisors without seeking approval from the Board.

General

25. Review and discuss the adequacy of the Company's disclosure controls and procedures.

26. Conduct an annual performance evaluation of the Committee in accordance with, and as required by, rules that may be issued by the AMEX from time to time.

27. Perform any other activities consistent with this charter, the Company's Certificate of Incorporation and Bylaws, and governing law as the Committee or the Board deems necessary or appropriate.

Annex F-4

ADVANCE NANOTECH

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MR A SAMPLE
DESIGNATION (IF ANY)
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Least Address Line

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C 1234567890 J N T

☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

123456 C0123456789 12345

A Election of Directors

PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold		For	Withhold
01 - Joseph L. Parkinson	☐	☐	05 - Antonio Goncalves, Jr.	☐	☐
02 - Magnus R. E. Gittins	☐	☐	06 - Virgil E. Wenger	☐	☐
03 - Lee J. Cole	☐	☐	07 - John Roberston	☐	☐
04 - Peter Rugg	☐	☐			

B Issues

The Board of Directors recommends a vote FOR the following proposals.

Please check here if you plan to attend the meeting ☐

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

(This Proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)
		/ /

0 0 9 1 4 6 1 1 U P X C O Y

001CD40001 00K69E

Proxy - ADVANCE NANOTECH, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF SHAREHOLDERS
THURSDAY, MAY 11, 2006

The undersigned shareholder of Advance Nanotech, Inc., a Colorado corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April __, 2006 and hereby appoints Magnus R. E. Gittins and Thomas P. Finn, or either of them, proxies and attorneys-in-fact with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of Advance Nanotech, Inc. to be held on Thursday, May 11, 2006 at 10:30 a.m., local time, at Marriott New York East Side Fountain Room –16th Floor, 525 Lexington Avenue, New York, NY 10017 and at any adjournment or adjournments thereof, and to vote all shares of capital stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this consent will be IN FAVOR OF Proposals 1, 2, 3 and 4, and as the proxy holders deem advisable on such other matters as may properly come before the meeting. This Proxy is revocable with respect to any Proposal at any time before the date on which at least a majority of the outstanding shares of Common Stock have consented to that Proposal.

[SEE REVERSE SIDE] CONTINUED AND TO BE SIGNED ON REVERSE SIDE [SEE REVERSE SIDE]

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)

- Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is **NO CHARGE** to you for the call.
- Follow the simple instructions provided by the recorded message.

To vote using the Internet

- Go to the following web site: **WWW.COMPUTERSHARE.COM/EXPRESSVOTE**
- Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 11, 2006.

THANK YOU FOR VOTING

ADVANCE NANOTECH

Annual Meeting Proxy Card

A Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold		For	Withhold
01 - Joseph L. Parkinson	☐	☐	05 - Antonio Goncalves, Jr.	☐	☐
02 - Magnus R. E. Gittins	☐	☐	06 - Virgil E. Wenger	☐	☐
03 - Lee J. Cole	☐	☐	07 - John Roberston	☐	☐
04 - Peter Rugg	☐	☐			

B Issues

The Board of Directors recommends a vote FOR the following proposals.

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

(This Proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)
		/ /

0 0 9 1 4 6 2 1 U P X C O Y

001CD40001 00K6BE

Proxy - ADVANCE NANOTECH, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF SHAREHOLDERS
THURSDAY, MAY 11, 2006

The undersigned shareholder of Advance Nanotech, Inc., a Colorado corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April __, 2006 and hereby appoints Magnus R. E. Gittins and Thomas P. Finn, or either of them, proxies and attorneys-in-fact with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of Advance Nanotech, Inc. to be held on Thursday, May 11, 2006 at 10:30 a.m., local time, at Marriott New York East Side Fountain Room –16th Floor, 525 Lexington Avenue, New York, NY 10017 and at any adjournment or adjournments thereof, and to vote all shares of capital stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this consent will be **IN FAVOR OF** Proposals 1, 2, 3 and 4, and as the proxy holders deem advisable on such other matters as may properly come before the meeting. This Proxy is revocable with respect to any Proposal at any time before the date on which at least a majority of the outstanding shares of Common Stock have consented to that Proposal.

[SEE REVERSE SIDE] CONTINUED AND TO BE SIGNED ON REVERSE SIDE [SEE REVERSE SIDE]